                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-2503

                   RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
   --------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 8/31

Date of reporting period: 8/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DIVERSIFIED BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
AUGUST 31, 2009
(Prospectus also enclosed)

RIVERSOURCE DIVERSIFIED BOND FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME
WHILE CONSERVING THE VALUE OF THE INVESTMENT FOR THE
LONGEST PERIOD OF TIME.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   19

Statement of Assets and
  Liabilities......................   45

Statement of Operations............   47

Statements of Changes in Net
  Assets...........................   49

Financial Highlights...............   51

Notes to Financial Statements......   57

Report of Independent Registered
  Public Accounting Firm...........   79

Federal Income Tax Information.....   81

Board Members and Officers.........   82

Approval of Investment Management
  Services Agreement...............   86

Proxy Voting.......................   89




--------------------------------------------------------------------------------
                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Diversified Bond Fund (the Fund) Class A shares (excluding sales charge) rose 7.05% for the 12 months ended Aug. 31, 2009.

> The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S.
  Aggregate Bond Index, which gained 7.94%.

> The Fund outperformed its peer group, as represented by the Lipper
  Intermediate Investment Grade Index, which returned 6.91% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Aug. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Diversified Bond Fund
  Class A (excluding sales
  charge)                          +7.05%   +4.47%   +3.88%   +4.80%
---------------------------------------------------------------------
Barclays Capital U.S. Aggregate
  Bond Index (unmanaged)           +7.94%   +6.35%   +4.96%   +6.31%
---------------------------------------------------------------------
Lipper Intermediate Investment
  Grade Index                      +6.91%   +4.36%   +3.81%   +5.50%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT AUG. 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  10/3/74)                   +7.05%   +4.47%   +3.88%   +4.80%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   +6.24%   +3.68%   +3.06%   +4.01%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   +6.25%   +3.68%   +3.05%     N/A      +4.20%
---------------------------------------------------------------------------
Class I (inception 3/4/04)   +7.67%   +4.84%     N/A      N/A      +4.12%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                  +6.92%     N/A      N/A      N/A      +3.82%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                  +7.19%     N/A      N/A      N/A      +4.09%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   +7.35%   +4.59%   +3.98%   +4.95%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                  +7.62%     N/A      N/A      N/A      +4.41%
---------------------------------------------------------------------------
Class W (inception
  12/01/06)                  +6.95%     N/A      N/A      N/A      +3.79%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  10/3/74)                   +1.96%   +2.79%   +2.88%   +4.29%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   +1.24%   +2.75%   +2.71%   +4.01%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   +5.25%   +3.68%   +3.05%     N/A      +4.20%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
           X              MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    5.68 years
---------------------------------------
Effective duration(2)       4.25 years
---------------------------------------
Weighted average bond
  rating(3)                          AA
---------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.


--------------------------------------------------------------------------------
4  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

RiverSource Diversified Bond Fund (the Fund) Class A shares (excluding sales charge) rose 7.05% for the 12 months ended Aug. 31, 2009. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (Barclays Index), which gained 7.94%. However, the Fund outperformed its peer group, as represented by the Lipper Intermediate Investment Grade Index, which returned 6.91% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The 12 months ended Aug. 31, 2009 was largely a tale of two distinct periods. Through late-March 2009, the worsening financial crisis and the rapid deterioration of economic conditions dominated the psychology of the fixed income market. Such investor sentiment sent many running in a classic flight to quality to what many consider the safest investments in the world -- U.S. Treasury securities. As investor risk aversion reached new heights, prices of U.S. Treasury securities rose, and yields tumbled.

SECTOR DIVERSIFICATION(1) (at Aug. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                4.4%
------------------------------------------------
Commercial Mortgage-Backed                  4.3%
------------------------------------------------
Consumer Discretionary                      0.9%
------------------------------------------------
Consumer Staples                            1.0%
------------------------------------------------
Energy                                      1.6%
------------------------------------------------
Financials                                  2.6%
------------------------------------------------
Foreign Government                          0.6%
------------------------------------------------
Health Care                                 0.7%
------------------------------------------------
Industrials                                 1.3%
------------------------------------------------
Materials                                   0.9%
------------------------------------------------
Residential Mortgage-Backed                36.3%
------------------------------------------------
Telecommunication                           6.1%
------------------------------------------------
U.S. Government Obligations & Agencies     16.1%
------------------------------------------------
Utilities                                   8.2%
------------------------------------------------
Other(2)                                   15.0%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Aug. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


In addition to heightened risk aversion, shorter-maturity U.S. Treasury yields were driven significantly lower by the dramatic actions of the Federal Reserve System (the Fed). Between the end of August 2008 and the end of December 2008, the Fed lowered the targeted federal funds rate from 2% to a historically unprecedented range of 0% to 0.25%. Aggressive Fed easing traditionally has a bigger impact on the short-term end of the yield curve, and this time was no exception.

Investor sentiment improved meaningfully from late-March through the end of the fiscal year. The pace of economic decline slowed, second quarter corporate earnings reports exceeded expectations in most areas, and readings on the housing market, consumer spending and employment improved. The probability of economic growth during the second half of 2009 appeared to increase as these data releases provided some "green shoots" that seemed to indicate better times ahead. The Fed maintained its highly accommodative stance by keeping the federal funds target rate between 0% and 0.25%, with no indication that it would raise rates any time soon. The Fed provided additional support to economic recovery efforts by implementing a quantitative easing program, which authorized the purchase of up to $1.25 trillion in mortgage-backed securities, $300 billion in U.S. Treasuries and $200 billion of agency debt. The

QUALITY BREAKDOWN (at Aug. 31, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA bonds                                  68.5%
------------------------------------------------
AA bonds                                    1.2%
------------------------------------------------
A bonds                                     7.4%
------------------------------------------------
BBB bonds                                  16.4%
------------------------------------------------
Non-investment grade bonds                  6.1%
------------------------------------------------
Non-rated bonds                             0.4%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.3% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



intent of the program is to help keep consumer rates -- and specifically mortgage rates -- at low levels during the early stage of economic recovery. The equity market rallied during these months, driven by investor sentiment relief as financing markets normalized, liquidity improved and the wave of new regulatory programs slowed.

Overall, then, higher-quality fixed income sectors outperformed during the crisis of the fall of 2008 as investors sought to hoard cash. However, spread, or non-Treasury, sectors bounced back strongly following the spring 2009 release of the Fed's Supervisory Capital Assessment Program (SCAP) report on what was commonly called the "stress tests" of the 19 largest U.S. bank holding companies. Relief about the near-term health of the U.S. banking system, combined with improved economic data and traction from the various Treasury Department liquidity programs and the Fed's quantitative easing efforts, buoyed hopes for the sustainability of the nascent economic recovery.

For the fiscal year as a whole, high yield corporate bonds and high yield bank loans performed best within the fixed income market. Asset-backed securities, emerging market debt and investment grade corporate bonds also fared well, as investors became more comfortable taking risk. U.S. Treasury debt, which, as the highest-quality fixed income sector, was the best performing fixed income area during the first half of the fiscal year, lagged for the 12-month period overall, though it still produced overall positive returns. Indeed, Treasury yields moved lower across the yield curve, or spectrum of maturities, but more meaningfully in short-term maturity U.S.


  The primary contributor to the Fund's performance was effective individual issue selection within investment grade corporate bonds.






--------------------------------------------------------------------------------
                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



Treasuries. For example, yields on two-year U.S. Treasuries fell 140 basis points (1.40%), while yields on five-year U.S. Treasuries decreased 70 basis points (0.70%) and yields on ten-year U.S. Treasury securities dropped 41 basis points (0.41%). Yields on 30-year U.S. Treasuries declined just 25 basis points (0.25%). As short-term rates declined more dramatically than longer-term rates, the yield curve steepened, meaning long-term yields were higher than short-term yields. Short-term rates appeared anchored by the low federal funds target rate and language that indicates this target will be in place for an extended period of time. Rates across the remainder of the yield curve were left to vacillate based on investors' concerns about the U.S. dollar and foreign central banks' appetite for U.S. dollar-denominated securities, the impact of a net $2 trillion of U.S. Treasury security issuance for 2009, inflationary pressures, and cash flows between Treasury and non-Treasury fixed income securities. Treasury Inflation Protected Securities ( TIPS) was the worst performing area of fixed income, as deflationary expectations dominated the second half of the year, thus decreasing demand for inflation-linked securities.

The primary contributor to the Fund's performance was effective individual issue selection within investment grade corporate bonds. We steered away from the financial sector, which continued to be pressured by loan losses and a general lack of transparency. Instead, we focused positions on utilities and less-cyclical industrials. To a more modest degree, having a significant allocation to investment grade corporate bonds also proved effective, as spreads (the difference in yields between these securities and U.S. Treasuries) tightened significantly year-to-date in 2009. Indeed, after a choppy first quarter of 2009, investment grade corporate bonds recorded their three best months of excess returns of the last twenty years in April, May and July of 2009 versus similar-duration Treasury securities. An increasingly meaningful exposure to high yield corporate bonds and high yield bank loans helped the Fund's results as well, for as mentioned, these were the best performing segments of the fixed income market during the fiscal year.

Detracting most from the Fund's results was issue selection within mortgage-backed securities. The Fund's short duration positioning relative to the Barclays Index also hurt performance, as interest rates declined

--------------------------------------------------------------------------------
8  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



substantially over the fiscal year as a whole. That said, the Fund's short duration positioning benefited the Fund during the first quarter of 2009, when Treasury yields moved higher across the yield curve despite the Fed's quantitative easing. Duration is a measure of the Fund's sensitivity to changes in interest rates. The Fund's exposure to TIPS further detracted from its performance, for as mentioned, TIPS were the worst performing area of the fixed income market during the fiscal year. Yields on TIPS moved higher with the deflationary numbers reported and growing investors' risk appetites.

CHANGES TO THE FUND'S PORTFOLIO
Between October 2008 and January 2009, amidst the worst of the financial crisis, we materially increased the Fund's allocations to corporate bonds -- both investment grade and high yield -- as well as to high yield bank loans. We believed valuations for these fixed income areas were incorporating expectations for default rates that were excessive, even in the face of global financial markets being brought back from the precipice of collapse by extraordinary coordinated measures by global central banks. In our view, these valuations were not supported by our more constructive view of underlying fundamentals. Further, we liked the transparency that investment grade and high yield corporate bonds offered in comparison to structured asset sectors, such as asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities
(CMBS). We felt uncertainties about the lingering impact of the recession on these latter fixed income segments were comparatively greater, and thus we correspondingly reduced the Fund's exposure to non-agency mortgage-backed securities and commercial mortgage-backed securities during these months. These changes in fixed income sector allocation boosted the Fund's results. Investment grade and high yield corporate bonds turned in exceptional performance through the first eight months of 2009. Mortgage-backed securities and CMBS, while generating positive returns for the fiscal year, lagged in comparison. Toward the end of the reporting period, we modestly reduced the Fund's exposure to both high yield and investment grade corporate bonds, given the strong rally these areas had enjoyed but still maintained a greater-than-Barclays Index weighting in investment grade corporate bonds and a material exposure to higher-quality high yield corporate bonds.


--------------------------------------------------------------------------------
                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


During the fiscal year, we increased the Fund's exposure to agency mortgage-backed securities. We eliminated the Fund's allocation to TIPS, as we believed prices began to imply a more reasonable assessment of future inflation. The Fund's portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 371%.*

OUR FUTURE STRATEGY
Clearly, at the end of August, we were in the midst of a tug of war between the optimists and the pessimists on the state of the markets and the economy. The disagreement was fundamentally grounded in a differing view of where the economy stood along the recovery continuum. Over the last few months of the reporting period, the economy seemed to be stabilizing, with encouraging data coming from both the manufacturing and housing sectors. However, uncertainty remained regarding both the strength and sustainability of any upcoming recovery.

Given the large amounts of government stimulus programs put into place earlier in the year, as well as a housing market that showed signs of stabilization, we feel it is reasonable to expect positive economic growth for the remainder of 2009. At the same time, we remain concerned about the durability of the recovery based on a couple of key factors. First, recent improvements in residential real estate and home prices could prove fleeting as the growing pipeline of bank-owned properties inevitably flood the market over the next few quarters. In addition, the commercial real estate market remains a troubled area for the U.S. economy, as significant drops in commercial real estate values over the past year and a half or so have the potential to reignite large losses at banks.

All told, while we would agree with most that numerous U.S. and global economic statistics, including housing indicators, have presented a mosaic that may best be described as "less bad" than seen just a few months prior, we are of the view that the dramatic recovery in valuations characterizes a market that may have come "too far, too fast." We also remain concerned by the fact that lower-quality assets have rallied the most. Still, while markets might have overshot a bit, the probability of a repeat of 2008 is, in our view, fairly low. Interest rates, though likely to be volatile, will probably trend higher over the intermediate to long term.

--------------------------------------------------------------------------------
10  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Given this view, we intend to maintain the Fund's shorter-than-Barclays Index duration positioning for the near term.

Going forward, we continue to believe that the best risk-reward opportunities in the fixed income market are in corporate bonds, both investment grade and high yield. We continue to prefer the transparency of corporate bonds to structured or securitized assets and feel that the credit markets must lead the economy out of its malaise and on the road to recovery. Within investment grade corporate bonds, we intend to continue to focus on the asset-rich, non-cyclical industries and names within the space that our analysts favor. Our analysts research in depth each issuer's competitive position, corporate strategy, liquidity and capital adequacy. We also analyze factors such as credit quality, interest rate outlook and price to select what we consider to be the most attractive securities within each area. In our view, at the end of August, the premiums available in the market for bonds in more cyclical industries were not enough to compensate for risk, given the still uncertain economic conditions. Within the high yield corporate bond market, we intend to continue to focus on those select higher-quality bonds where we think valuations warrant a position.

Toward the end of the period, we began to increase the liquidity of the Fund in order that we might seek to take advantage of the next opportunity that emerges within the fixed income market. Of course, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements and adjust the portfolio's holdings and duration


  We continue to prefer the transparency of corporate bonds to structured or securitized assets and feel that the credit markets must lead the economy out of its malaise and on the road to recovery.






--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



stance if necessary. Given current market conditions, our goal is to maintain an attractive yield profile, with an emphasis on high quality assets. As always, we will maintain a disciplined focus on individual security selection.



Tom Murphy, CFA(R)                     Scott Schroepfer, CFA(R)               Todd White
Portfolio Manager                      Portfolio Manager                      Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
12  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Bond Fund Class A shares (from 9/1/99 to 8/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Aug. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE DIVERSIFIED BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,196   $10,861   $11,523    $15,214
------------------------------------------------------------------------------------------
     Average annual total return                     +1.96%    +2.79%    +2.88%     +4.29%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
     Cumulative value of $10,000                    $10,794   $12,027   $12,740    $18,435
------------------------------------------------------------------------------------------
     Average annual total return                     +7.94%    +6.35%    +4.96%     +6.31%
------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE INDEX(2)
     Cumulative value of $10,000                    $10,691   $11,365   $12,055    $17,078
------------------------------------------------------------------------------------------
     Average annual total return                     +6.91%    +4.36%    +3.81%     +5.50%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
14  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                     RIVERSOURCE DIVERSIFIED
                            BOND FUND
                             CLASS A            BARCLAYS CAPITAL    LIPPER INTERMEDIATE
                         (INCLUDES SALES         U.S. AGGREGATE       INVESTMENT GRADE
                             CHARGE)              BOND INDEX(1)           INDEX(2)
                     -----------------------    ----------------    -------------------
8/99                        $ 9,525                 $10,000               $10,000
11/99                         9,635                  10,153                10,137
2/00                          9,704                  10,192                10,164
5/00                          9,562                  10,292                10,207
8/00                          9,971                  10,756                10,658
11/00                        10,126                  11,073                10,938
2/01                         10,609                  11,563                11,464
5/01                         10,673                  11,642                11,517
8/01                         11,016                  12,084                11,970
11/01                        11,127                  12,309                12,154
2/02                         11,222                  12,449                12,280
5/02                         11,262                  12,586                12,386
8/02                         11,361                  13,065                12,666
11/02                        11,489                  13,212                12,816
2/03                         11,919                  13,683                13,305
5/03                         12,275                  14,043                13,713
8/03                         11,918                  13,633                13,348
11/03                        12,136                  13,897                13,646
2/04                         12,470                  14,305                14,029
5/04                         12,202                  13,981                13,723
8/04                         12,576                  14,470                14,167
11/04                        12,693                  14,514                14,227
2/05                         12,843                  14,653                14,391
5/05                         13,003                  14,934                14,634
8/05                         13,127                  15,070                14,788
11/05                        12,951                  14,862                14,570
2/06                         13,117                  15,054                14,765
5/06                         12,980                  14,863                14,586
8/06                         13,343                  15,327                15,027
11/06                        13,663                  15,745                15,432
2/07                         13,973                  15,888                15,592
5/07                         13,949                  15,853                15,533
8/07                         14,082                  16,134                15,695
11/07                        14,425                  16,697                16,174
2/08                         14,551                  17,049                16,381
5/08                         14,459                  16,946                16,168
8/08                         14,210                  17,079                15,975
11/08                        13,145                  16,988                14,877
2/09                         13,677                  17,400                15,235
5/09                         14,480                  17,855                16,169
8/09                         15,214                  18,435                17,078




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended August 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MARCH 1, 2009  AUG. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,112.30        $4.44(c)        .83%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.14        $4.25(c)        .83%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,108.10        $8.49(c)       1.59%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.28        $8.13(c)       1.59%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,108.20        $8.44(c)       1.58%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.33        $8.08(c)       1.58%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,114.20        $2.52(c)        .47%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.96        $2.41(c)        .47%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,112.10        $6.64(c)       1.24%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.06        $6.34(c)       1.24%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,113.40        $5.41(c)       1.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.22        $5.17(c)       1.01%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,112.70        $4.12(c)        .77%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.44        $3.94(c)        .77%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,114.10        $2.79(c)        .52%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.71        $2.67(c)        .52%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MARCH 1, 2009  AUG. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,111.80        $4.92(c)        .92%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.68        $4.71(c)        .92%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Aug. 31, 2009: +11.23% for Class A, +10.81% for Class B, +10.82% for Class C, +11.42% for Class I, +11.21% for Class R2, +11.34% for Class R3, +11.27% for Class R4, +11.41%
    for Class R5 and +11.18% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.85% for Class A, 1.61% for Class B, 1.60% for Class C, 0.49% for Class I, 1.29% for Class R2, 1.04% for Class R3, 0.79% for Class R4, 0.54% for Class R5 and 0.94% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Sept. 1, 2009. Had this change been in place for the entire six month period ended Aug. 31, 2009, the actual expenses paid would have been $4.55 for Class A, $8.60 for Class B, $8.55 for Class C, $2.63 for Class I, $6.90 for Class R2, $5.57 for Class R3, $4.23 for Class R4, $2.89 for Class R5 and $5.03 for Class W; the hypothetical expenses paid would have been $4.35 for Class A, $8.23 for Class B, $8.18 for Class C, $2.51 for Class I, $6.60 for Class R2, $5.32 for Class R3, $4.05 for Class R4, $2.77 for Class R5 and $4.81 for Class W.


--------------------------------------------------------------------------------
18  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

AUG. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (107.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.2%)(C)
Pemex Project Funding Master Trust
 03-01-18                             5.75%            $1,790,000(m)       $1,736,300
 06-15-35                             6.63              2,543,000(m)        2,316,119
Petroleos de Venezuela
 04-12-17                             5.25              4,359,000           2,397,450
                                                                      ---------------
Total                                                                       6,449,869
-------------------------------------------------------------------------------------

SOVEREIGN (0.6%)(c)
Emirate of Abu Dhabi
 Sr Unsecured
 08-02-12                             5.50                200,000(d)          209,191
Republic of Argentina
 09-12-13                             7.00              2,762,000           1,992,783
Republic of Argentina
 Sr Unsecured
 12-15-35                             0.00              3,350,000(e)          175,875
Republic of El Salvador
 06-15-35                             7.65              1,313,000(d)        1,207,960
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88              1,522,000(d)        1,567,660
 10-12-35                             8.50                987,000(d)        1,110,375
 01-17-38                             7.75                850,000(d)          875,500
Republic of Philippines
 01-15-16                             8.00                425,000             483,969
 01-14-31                             7.75              1,979,000(m)        2,159,584
Republic of Turkey
 09-26-16                             7.00                450,000             475,875
 04-03-18                             6.75              1,429,000           1,473,656
 03-17-36                             6.88              3,506,000           3,361,378
Republic of Turkey
 Sr Unsecured
 11-07-19                             7.50              1,400,000           1,512,000
Republic of Uruguay
 05-17-17                             9.25                678,000(m)          798,345
Republic of Venezuela
 02-26-16                             5.75              1,579,000           1,081,615
 05-07-23                             9.00              1,600,000           1,115,200
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50                715,000(m)          600,600
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63              1,592,000           1,627,820
Russian Federation
 03-31-30                             7.50              1,658,880(d)        1,698,278
                                                                      ---------------
Total                                                                      23,527,664
-------------------------------------------------------------------------------------

SUPRANATIONAL (--%)(c)
Corp Andina de Fomento
 Unsecured
 01-12-17                             5.75                140,000             138,741
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (20.3%)
Federal Farm Credit Bank
 10-17-12                             4.50              1,060,000(m)        1,142,782
 02-07-13                             3.40                240,000             249,516
Federal Home Loan Banks
 05-20-11                             2.63                250,000             258,054
 11-17-17                             5.00                 70,000              75,739
Federal Home Loan Mtge Corp
 05-28-10                             2.38              1,160,000           1,176,545
 08-24-11                             1.55             57,960,000          58,197,809
 02-24-12                             2.00             28,120,000          28,225,169
 02-24-12                             2.05             36,000,000          36,123,192
 08-17-12                             2.25             56,910,000          57,047,267
 07-17-15                             4.38             75,935,000          81,219,012
 04-16-37                             6.00             30,230,000          30,361,712
Federal Natl Mtge Assn
 06-09-10                             3.26                200,000             204,154
 08-17-12                             2.24             28,350,000          28,463,646
 01-02-14                             5.13                 13,000              13,765
 03-13-14                             2.75             20,850,000(m)       21,086,856
 05-15-14                             2.50             14,305,000(m)       14,225,965
 04-15-15                             5.00             18,160,000          20,059,028
 10-15-15                             4.38             18,900,000          20,156,472
 07-15-37                             5.63              5,345,000           5,817,885


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
 11-30-10                             1.25%            $4,490,000          $4,529,813
 07-31-11                             1.00              2,600,000           2,603,656
 05-15-12                             1.38             16,705,000          16,711,532
 02-15-14                             4.00                 30,000              32,351
 04-30-14                             1.88              1,710,000(m)        1,680,208
 07-31-14                             2.63             67,915,000(m)       68,721,490
 08-31-14                             2.38             43,870,000(m)       43,839,159
 02-15-15                             4.00             17,535,000          18,807,655
 07-31-16                             3.25              7,670,000           7,787,443
 08-15-17                             4.75              7,780,000           8,613,308
 05-15-19                             3.13              9,185,000(m)        8,966,856
 08-15-19                             3.63            146,610,000(m)      149,358,937
 11-15-24                             7.50             19,000,000(m)       26,445,625
 02-15-39                             3.50             52,085,000(m)       46,013,868
 05-15-39                             4.25             23,525,000(m)       23,785,986
U.S. Treasury Principal Strip
 05-15-37                             0.00              1,850,000             571,374
                                                                      ---------------
Total                                                                     832,573,829
-------------------------------------------------------------------------------------

ASSET-BACKED (5.5%)
American Express Credit Account Master Trust
 Series 2005-4 Cl A
 01-15-15                             0.34              6,225,000(i)        6,084,791
American Express Credit Account Master Trust
 Series 2006-2 Cl A
 01-15-14                             5.35             10,025,000          10,666,167
American Express Credit Account Master Trust
 Series 2006-3 Cl A
 03-17-14                             0.29              5,575,000(i)        5,490,635
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                             5.49              4,509,544(h)        4,558,438
Bank of America Credit Card Trust
 Series 2008-A5 Cl A5
 12-16-13                             1.47             11,175,000(i)       11,197,027
BMW Vehicle Lease Trust
 Series 2009-1 Cl A2
 04-15-11                             2.04             11,400,000          11,451,032
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                             6.15              4,775,000(d)        4,766,327
Capital One Multi-Asset Execution Trust
 Series 2006-A10 Cl A10
 06-16-14                             5.15              3,450,000           3,652,729
Carmax Auto Owner Trust
 Series 2009-1 Cl A4
 12-16-13                             5.81              5,200,000           5,505,124
Caterpillar Financial Asset Trust
 Series 2008A Cl A3
 04-25-14                             4.94                110,000             111,128
Centex Home Equity
 Series 2002-D Cl M2
 12-25-32                             2.32                305,481(i)           42,412
CIT Equipment Collateral
 Series 2009-VT1 Cl A2
 06-15-11                             2.20             12,050,000(d)       11,920,189
Citibank Omni Master Trust
 Series 2007-A9A Cl A9
 12-23-13                             1.37             14,650,000(d,i)     14,631,478
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-6 Cl 13A1
 01-25-37                             0.35             14,318,266(d,i)     12,643,709
Countrywide Asset-Backed Ctfs
 Series 2005-1 Cl MV1
 07-25-35                             0.67             10,107,958(i)        9,799,898
Countrywide Asset-Backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                             4.92              1,890,001           1,042,915
Countrywide Asset-Backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                             0.53              1,474,074(i)          811,949
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                             5.04              2,596,003(d,h)      2,581,292
Deutsche Mtge Securities
 Collateralized Mtge Obligation
 Series 2009-RS2 Cl 4A1
 04-26-37                             0.42             18,213,087(d,i)     16,164,114
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              9,650,000(d,h)      9,295,073


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Equifirst Mtge Loan Trust
 Series 2003-1 Cl IF1
 12-25-32                             3.51%              $145,956(i)         $119,666
GSAA Trust
 Series 2005-12 Cl AF4
 09-25-35                             5.34                100,000(i)           61,878
Irwin Home Equity Corp
 Series 2005-A Cl A3
 02-25-34                             0.65                 77,618(i)           67,792
JPMorgan Reremic
 Collateralized Mtge Obligation
 Series 2009-5 Cl 4AI
 04-26-37                             0.38              7,449,761(d,i)      6,813,683
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
 10-25-25                             0.81                781,389(h,i)        766,076
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-2 Cl A2A
 05-25-37                             0.38             15,014,202(i)       14,333,113
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-3 Cl A2A
 06-25-37                             0.32             11,419,621(i)       10,873,940
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                            17.54              9,525,000(j)          904,875
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88             15,000,000(j)        2,203,125
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
 02-27-12                            28.52             11,700,000(j)        1,289,925
RAAC Series
 Series 2007-SP1 Cl A1
 03-25-37                             0.42              9,059,000(i)        7,954,917
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-9 Cl 10A1
 10-26-36                             0.37              7,745,000(d,i)      7,435,200
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57              2,815,224           2,504,862
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31              1,575,000(r)           82,835
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66              1,030,000(r)           45,340
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01              1,505,000(r)           54,598
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.32             11,510,895(i,h)     10,941,679
Santander Drive Auto Receivables Trust
 Series 2007-3 Cl A3 (FGIC)
 08-15-12                             5.42              5,756,859(h)        5,713,475
Saxon Asset Securities Trust
 Series 2007-2 Cl A2A
 05-25-47                             0.37              2,614,215(i)        2,442,975
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
 10-12-12                             5.24              2,135,000(h)        2,005,977
Volkswagen Auto Lease Trust
 Series 2009-A Cl A3
 04-16-12                             3.41              5,875,000           6,028,501
                                                                      ---------------
Total                                                                     225,060,859
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (5.4%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                             4.00              1,361,795           1,329,453
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57              2,220,000           2,216,564
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68             12,775,000          13,106,508


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43%            $3,150,000          $2,837,338
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl A4
 07-15-44                             5.40              6,500,000(i)        6,287,926
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.40              3,225,000           3,327,313
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.59              2,700,000(d,i)      1,948,432
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
 12-15-35                             6.18              7,356,505           7,645,639
CS First Boston Mtge Securities
 Series 2004-C1 Cl A4
 01-15-14                             4.75              4,375,000           4,267,272
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82              1,005,145             997,229
Federal Natl Mtge Assn #725217
 02-01-14                             4.78                989,132           1,041,521
Federal Natl Mtge Assn #735029
 09-01-13                             5.32                349,348             357,271
GE Capital Commercial Mtge Corp
 Series 2001-3 Cl A2
 06-10-38                             6.07              6,900,000           7,251,236
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                             4.77                400,000             371,386
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25              3,078,642(d)        3,104,669
Greenwich Capital Commercial Funding
 Series 2003-C1 Cl A3
 07-05-35                             3.86              5,650,000           5,385,597
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88              3,550,000           3,535,299
GS Mtge Securities II
 Series 2005-GG4 Cl A4A
 07-10-39                             4.75             13,000,000          12,045,094
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                             5.55                375,000             329,397
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.13              9,050,000(d,i)      6,745,191
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             6.00              9,800,000           1,357,075
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13              2,221,203           2,258,436
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97              1,483,550           1,503,515
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77              7,419,000           7,239,062
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                             5.28              4,635,000           4,591,589
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18              3,700,896           3,704,206
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                             4.48              7,456,338           7,546,790
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
 12-15-44                             5.34              3,825,000           3,695,185
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49             12,380,000          11,981,748
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP8 Cl A4
 05-15-45                             5.40                 50,000              41,533
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79              6,000,000           4,919,495
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.40              4,725,000(d)          348,515


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
 01-15-49                             5.42%            $6,700,000          $5,623,920
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97              4,700,000           4,367,696
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A6
 08-15-29                             5.02              3,500,000           3,183,241
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             6.05              5,100,000           5,026,224
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
 07-15-40                             5.86              4,475,000           3,494,110
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
 11-12-37                             5.08                470,143             472,620
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71              2,180,704           2,192,458
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34              1,407,364           1,419,053
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59              5,200,000           4,982,453
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.97              3,675,000           3,627,342
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A2
 08-15-39                             5.79              3,900,000(i)        3,948,702
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                             6.07              2,850,000           2,874,786
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08             20,500,000(d)       20,341,534
Wachovia Bank Commercial Mtge Trust
 Series 2005-C16 Cl A2
 10-15-41                             4.38              2,783,858           2,790,696
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09              5,342,000           5,411,794
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                             5.56              9,425,000           8,943,122
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58              3,200,000           3,198,995
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73              5,475,000           5,395,345
                                                                      ---------------
Total                                                                     220,611,575
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (45.8%)(f,p)
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
 04-25-34                             6.00              7,517,279           6,781,999
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                             6.00              1,744,750             914,494
Banc of America Mtge Securities
 Commercial Mtge Obligation
 Series 2004-F Cl 1A1
 07-25-34                             4.09                 69,961(i)           61,950
BCAP LLC Trust
 Collateralized Mtge Obligation
 Series 2009-RR1 Cl 2A2
 05-26-35                             3.73             13,823,234(d,i)      1,244,091
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                             5.10              6,475,000(d,i)      5,130,924
Bear Stearns Alt-A Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2B
 04-25-35                             4.13                 81,657(i)           14,970
Chase Mtge Finance
 Collateralized Mtge Obligation
 Series 2002-S6 Cl M
 05-25-32                             6.30                430,483             416,884


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50%            $1,720,540          $1,409,767
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-3 Cl 3A2
 01-19-34                             4.69             16,045,000(d,i)     14,645,154
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-4 Cl 13A3
 10-25-35                             4.32              2,046,982(d,i)        245,638
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-5 Cl 3A2
 06-25-36                             5.50              4,547,358(d)          545,683
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                            44.25              4,881,979(j)          439,828
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                             4.75              2,641,359           2,620,724
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-50CB Cl 2A1
 11-25-35                             6.00             10,542,657           6,790,954
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                             6.00              5,336,075           4,004,662
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                             6.00              6,296,130           4,106,261
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH1 Cl A1A
 04-25-47                             0.36              2,407,442(i)        1,939,266
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                             0.77             15,236,645(i)        1,649,999
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00              5,374,077(d)        4,526,611
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.31              3,412,862(i)        1,775,092
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                            13.12                      1(b,j,t)           --
Federal Home Loan Mtge Corp
 09-01-24                             4.50                200,000(g)          205,500
 09-01-24                             5.50                200,000(g)          210,250
 09-01-39                             5.00             57,962,897(g)       59,502,507
 09-01-39                             5.50             26,900,000(g)       28,026,438
 09-01-39                             6.00             30,000,000(g)       31,593,750
Federal Home Loan Mtge Corp #170216
 03-01-17                             8.50                  4,364               4,734
Federal Home Loan Mtge Corp #1G2547
 12-01-36                             6.09                308,068(i)          326,039
Federal Home Loan Mtge Corp #1Q0140
 08-01-36                             6.16                312,681(i)          331,816
Federal Home Loan Mtge Corp #284190
 01-01-17                             8.00                    204                 223
Federal Home Loan Mtge Corp #290970
 04-01-17                             8.00                  4,053               4,392
Federal Home Loan Mtge Corp #295114
 06-01-17                             8.50                  3,182               3,452
Federal Home Loan Mtge Corp #540861
 09-01-19                             8.50                 30,100              32,822
Federal Home Loan Mtge Corp #A00304
 04-01-21                             9.00                 33,468              37,087
Federal Home Loan Mtge Corp #A12692
 10-01-32                             6.00                 67,452              72,601
Federal Home Loan Mtge Corp #A13854
 09-01-33                             6.00                106,979             114,863


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #A75929
 04-01-38                             7.00%              $158,086            $171,077
Federal Home Loan Mtge Corp #B10254
 10-01-18                             5.50                303,088             322,988
Federal Home Loan Mtge Corp #B12280
 02-01-19                             5.50                178,867             190,610
Federal Home Loan Mtge Corp #C00103
 03-01-22                             8.50                 72,531              82,019
Federal Home Loan Mtge Corp #C00144
 08-01-22                             8.50                 76,593              87,547
Federal Home Loan Mtge Corp #C00356
 08-01-24                             8.00                280,687             317,800
Federal Home Loan Mtge Corp #C00666
 10-01-28                             7.00                 32,640              35,865
Federal Home Loan Mtge Corp #C53878
 12-01-30                             5.50              1,294,339           1,357,311
Federal Home Loan Mtge Corp #C59161
 10-01-31                             6.00                 94,837             100,907
Federal Home Loan Mtge Corp #C62993
 01-01-32                             6.50                786,626             846,142
Federal Home Loan Mtge Corp #C63552
 01-01-32                             6.50              1,149,576           1,235,967
Federal Home Loan Mtge Corp #C64703
 03-01-32                             6.50                711,254             770,234
Federal Home Loan Mtge Corp #C67723
 06-01-32                             7.00                602,858             667,291
Federal Home Loan Mtge Corp #C77372
 03-01-33                             6.00                206,313             221,131
Federal Home Loan Mtge Corp #C78031
 04-01-33                             5.50              6,725,899           7,060,957
Federal Home Loan Mtge Corp #C79930
 06-01-33                             5.50              5,395,729           5,653,396
Federal Home Loan Mtge Corp #C90767
 12-01-23                             6.00              5,349,730           5,730,399
Federal Home Loan Mtge Corp #D96300
 10-01-23                             5.50              4,018,258           4,244,429
Federal Home Loan Mtge Corp #E01127
 02-01-17                             6.50                690,675             741,024
Federal Home Loan Mtge Corp #E01419
 05-01-18                             5.50              2,779,874           2,961,687
Federal Home Loan Mtge Corp #E74288
 12-01-13                             6.00                 70,525              75,133
Federal Home Loan Mtge Corp #E79810
 11-01-14                             7.50                557,252             604,931
Federal Home Loan Mtge Corp #E90216
 05-01-17                             6.00                713,547             763,295
Federal Home Loan Mtge Corp #E96624
 05-01-18                             5.00                874,447             923,935
Federal Home Loan Mtge Corp #E98725
 08-01-18                             5.00              6,670,300           7,045,007
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00              6,918,974           7,339,057
Federal Home Loan Mtge Corp #G00286
 02-01-25                             8.00                109,363             123,823
Federal Home Loan Mtge Corp #G01108
 04-01-30                             7.00              2,032,892           2,232,147
Federal Home Loan Mtge Corp #G01410
 04-01-32                             7.00                222,423             243,455
Federal Home Loan Mtge Corp #G01441
 07-01-32                             7.00              1,913,291           2,094,212
Federal Home Loan Mtge Corp #G01535
 04-01-33                             6.00              7,875,012           8,448,299
Federal Home Loan Mtge Corp #G02757
 06-01-36                             5.00             22,522,667(m)       23,211,105
Federal Home Loan Mtge Corp #G03419
 07-01-37                             6.00              8,019,443           8,465,054
Federal Home Loan Mtge Corp #G30225
 02-01-23                             6.00              7,106,216           7,617,638
Federal Home Loan Mtge Corp #H01724
 09-01-37                             6.00              1,212,685           1,277,583
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                            41.78                196,957(j)            7,863
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                            26.19              4,645,254(j)          363,561
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                             5.50              4,570,505           4,691,150


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 09-01-24                             4.50%           $35,500,000(g)      $36,498,438
 09-01-24                             5.00            121,695,000(g)      126,829,069
 09-01-39                             4.50             81,600,000(g)       82,033,459
 09-01-39                             5.00            104,975,000(g)      107,730,594
 09-01-39                             5.50            272,400,000(g)      283,551,512
 09-01-39                             6.00            213,400,000(g)      224,536,919
 09-01-39                             7.00             30,000,000(g)       32,578,140
Federal Natl Mtge Assn #125479
 04-01-27                             7.50                163,233             181,900
Federal Natl Mtge Assn #190899
 04-01-23                             8.50                234,789             255,901
Federal Natl Mtge Assn #190944
 05-01-24                             6.00              4,020,711           4,259,425
Federal Natl Mtge Assn #190988
 06-01-24                             9.00                198,615             216,077
Federal Natl Mtge Assn #231309
 09-01-23                             6.50                 61,584              66,522
Federal Natl Mtge Assn #231310
 09-01-23                             6.50                344,211             371,809
Federal Natl Mtge Assn #250330
 09-01-25                             8.00                192,661             217,595
Federal Natl Mtge Assn #250495
 03-01-26                             7.00                372,082             409,064
Federal Natl Mtge Assn #250765
 12-01-26                             8.00                151,730             171,464
Federal Natl Mtge Assn #251116
 08-01-27                             8.00                204,220             230,877
Federal Natl Mtge Assn #252440
 05-01-29                             7.00                155,261             170,983
Federal Natl Mtge Assn #252498
 06-01-29                             7.00                  4,310               4,747
Federal Natl Mtge Assn #253883
 08-01-16                             6.00              1,712,474           1,832,400
Federal Natl Mtge Assn #254236
 03-01-17                             6.50              1,029,857           1,110,078
Federal Natl Mtge Assn #254383
 06-01-32                             7.50                289,643             322,084
Federal Natl Mtge Assn #254587
 12-01-22                             5.50                369,593             390,530
Federal Natl Mtge Assn #254802
 07-01-18                             4.50              1,929,868           2,024,954
Federal Natl Mtge Assn #254916
 09-01-23                             5.50              7,473,916           7,896,658
Federal Natl Mtge Assn #256901
 09-01-37                             6.50                316,558             337,895
Federal Natl Mtge Assn #268071
 01-01-24                             6.50                 95,218             102,852
Federal Natl Mtge Assn #303226
 02-01-25                             8.00                 78,566              88,665
Federal Natl Mtge Assn #313049
 08-01-11                             8.50                 94,991              97,444
Federal Natl Mtge Assn #323715
 05-01-29                             6.00                298,059             317,415
Federal Natl Mtge Assn #323933
 09-01-29                             7.00              2,776,775           3,057,958
Federal Natl Mtge Assn #408207
 01-01-28                             6.50                 94,520             102,196
Federal Natl Mtge Assn #455791
 01-01-29                             6.50                254,182             275,286
Federal Natl Mtge Assn #489888
 05-01-29                             6.50              1,160,697           1,255,615
Federal Natl Mtge Assn #493945
 04-01-29                             6.50                 63,844              68,536
Federal Natl Mtge Assn #496029
 01-01-29                             6.50              1,455,672           1,577,442
Federal Natl Mtge Assn #518159
 09-01-14                             7.00                224,712             240,686
Federal Natl Mtge Assn #545008
 06-01-31                             7.00              1,940,171           2,151,201
Federal Natl Mtge Assn #545342
 04-01-13                             7.00                122,879             126,806
Federal Natl Mtge Assn #545684
 05-01-32                             7.50                227,885             254,124
Federal Natl Mtge Assn #545868
 08-01-32                             7.00                 73,557              81,058
Federal Natl Mtge Assn #545869
 07-01-32                             6.50              1,427,161           1,548,513
Federal Natl Mtge Assn #545885
 08-01-32                             6.50              2,807,900           3,057,972
Federal Natl Mtge Assn #545910
 08-01-17                             6.00              2,901,402           3,124,638
Federal Natl Mtge Assn #555340
 04-01-33                             5.50                220,261             232,742


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555343
 08-01-17                             6.00%            $2,823,763          $3,023,280
Federal Natl Mtge Assn #555375
 04-01-33                             6.00             17,731,176          19,047,322
Federal Natl Mtge Assn #555458
 05-01-33                             5.50             16,243,745          16,939,140
Federal Natl Mtge Assn #555528
 04-01-33                             6.00             11,074,208          11,769,157
Federal Natl Mtge Assn #555734
 07-01-23                             5.00              6,324,666           6,601,942
Federal Natl Mtge Assn #555794
 09-01-28                             7.50                621,356             691,762
Federal Natl Mtge Assn #567840
 10-01-30                             7.00              1,032,159           1,136,678
Federal Natl Mtge Assn #582154
 05-01-31                             6.50                 76,667              82,793
Federal Natl Mtge Assn #587859
 12-01-16                             5.50              2,467,645           2,627,348
Federal Natl Mtge Assn #597374
 09-01-31                             7.00                587,949             651,660
Federal Natl Mtge Assn #606882
 10-01-31                             7.00                591,729             650,609
Federal Natl Mtge Assn #611831
 02-01-31                             7.50                 26,579              29,628
Federal Natl Mtge Assn #615135
 11-01-16                             6.00                176,529             188,892
Federal Natl Mtge Assn #634650
 04-01-32                             7.50                113,942             126,704
Federal Natl Mtge Assn #638969
 03-01-32                             5.50              1,053,721           1,108,979
Federal Natl Mtge Assn #643362
 04-01-17                             6.50                305,474             329,270
Federal Natl Mtge Assn #646147
 06-01-32                             7.00              2,393,063           2,651,905
Federal Natl Mtge Assn #646446
 06-01-17                             6.50                792,664             854,409
Federal Natl Mtge Assn #649068
 06-01-17                             6.50              1,274,121           1,373,215
Federal Natl Mtge Assn #649263
 08-01-17                             6.50              1,317,046           1,423,092
Federal Natl Mtge Assn #650009
 09-01-31                             7.50                 47,731              53,206
Federal Natl Mtge Assn #654208
 10-01-32                             6.50              1,648,553           1,779,246
Federal Natl Mtge Assn #654682
 10-01-32                             6.00                622,906             667,577
Federal Natl Mtge Assn #654689
 11-01-32                             6.00              1,142,857           1,224,684
Federal Natl Mtge Assn #656908
 09-01-32                             6.50              1,309,819           1,428,826
Federal Natl Mtge Assn #661815
 10-01-32                             6.00                101,496             108,751
Federal Natl Mtge Assn #662061
 09-01-32                             6.50              2,064,322           2,227,976
Federal Natl Mtge Assn #667604
 10-01-32                             5.50                204,769             214,516
Federal Natl Mtge Assn #667787
 02-01-18                             5.50              1,090,770           1,163,068
Federal Natl Mtge Assn #670382
 09-01-32                             6.00              7,660,209           8,140,918
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                986,098           1,083,870
Federal Natl Mtge Assn #677089
 01-01-33                             5.50                405,381             424,676
Federal Natl Mtge Assn #678028
 09-01-17                             6.00              3,721,719           3,984,681
Federal Natl Mtge Assn #678065
 02-01-33                             6.50                362,376             395,199
Federal Natl Mtge Assn #678937
 01-01-18                             5.50              1,756,160           1,881,854
Federal Natl Mtge Assn #678941
 02-01-18                             5.50              2,222,166           2,381,303
Federal Natl Mtge Assn #679095
 04-01-18                             5.00              3,774,997(o)        3,993,357
Federal Natl Mtge Assn #680961
 01-01-33                             6.00                473,160             506,920
Federal Natl Mtge Assn #681080
 02-01-18                             5.00                658,836             696,945
Federal Natl Mtge Assn #681166
 04-01-32                             6.50                297,230             320,979
Federal Natl Mtge Assn #681400
 03-01-18                             5.50              3,375,544           3,600,463
Federal Natl Mtge Assn #682825
 01-01-33                             6.00              1,250,353           1,328,817


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #683100
 02-01-18                             5.50%              $120,876            $129,432
Federal Natl Mtge Assn #683116
 02-01-33                             6.00                201,587             214,238
Federal Natl Mtge Assn #684586
 03-01-33                             6.00              2,478,405           2,656,027
Federal Natl Mtge Assn #686172
 02-01-33                             6.00              1,937,635           2,059,230
Federal Natl Mtge Assn #686528
 02-01-33                             6.00              2,586,694           2,772,081
Federal Natl Mtge Assn #687051
 01-01-33                             6.00              7,389,650           7,780,252
Federal Natl Mtge Assn #689026
 05-01-33                             5.50                930,432             980,222
Federal Natl Mtge Assn #689093
 07-01-28                             5.50              2,486,417           2,616,808
Federal Natl Mtge Assn #694628
 04-01-33                             5.50              5,089,508           5,349,390
Federal Natl Mtge Assn #694795
 04-01-33                             5.50              5,985,167(o)        6,307,516
Federal Natl Mtge Assn #694988
 03-01-33                             5.50              8,359,391           8,808,994
Federal Natl Mtge Assn #695202
 03-01-33                             6.50              2,465,936           2,658,347
Federal Natl Mtge Assn #695909
 05-01-18                             5.50              1,497,340           1,603,123
Federal Natl Mtge Assn #699424
 04-01-33                             5.50              3,490,972           3,679,312
Federal Natl Mtge Assn #702427
 04-01-33                             5.50              2,872,851           3,033,626
Federal Natl Mtge Assn #704005
 05-01-33                             5.50                805,386             843,594
Federal Natl Mtge Assn #705655
 05-01-33                             5.00                372,105             383,945
Federal Natl Mtge Assn #709093
 06-01-33                             6.00                116,951             124,143
Federal Natl Mtge Assn #709901
 06-01-18                             5.00                355,698             377,507
Federal Natl Mtge Assn #710823
 05-01-33                             5.50                540,364             570,325
Federal Natl Mtge Assn #711503
 06-01-33                             5.50                 82,165              86,370
Federal Natl Mtge Assn #720070
 07-01-23                             5.50              1,900,310           2,007,796
Federal Natl Mtge Assn #723687
 08-01-28                             5.50              2,944,061           3,098,452
Federal Natl Mtge Assn #725232
 03-01-34                             5.00             14,798,381          15,269,213
Federal Natl Mtge Assn #725424
 04-01-34                             5.50              1,315,185           1,377,579
Federal Natl Mtge Assn #725425
 04-01-34                             5.50             19,914,974          20,860,832
Federal Natl Mtge Assn #725431
 08-01-15                             5.50                 76,639              81,336
Federal Natl Mtge Assn #725684
 05-01-18                             6.00              6,537,575           7,018,189
Federal Natl Mtge Assn #725813
 12-01-33                             6.50              7,857,282           8,470,365
Federal Natl Mtge Assn #726940
 08-01-23                             5.50                 67,451              71,114
Federal Natl Mtge Assn #730153
 08-01-33                             5.50                808,225             846,568
Federal Natl Mtge Assn #735212
 12-01-34                             5.00             15,769,217          16,261,081
Federal Natl Mtge Assn #735224
 02-01-35                             5.50             24,929,974          26,112,688
Federal Natl Mtge Assn #735578
 06-01-35                             5.00             15,206,010          15,666,051
Federal Natl Mtge Assn #738921
 11-01-32                             6.50                759,073             826,073
Federal Natl Mtge Assn #743262
 10-01-18                             5.00              2,405,859           2,553,228
Federal Natl Mtge Assn #743347
 10-01-33                             6.00                 72,108              76,551
Federal Natl Mtge Assn #743579
 11-01-33                             5.50                226,918             237,683
Federal Natl Mtge Assn #745355
 03-01-36                             5.00             14,813,662          15,261,833
Federal Natl Mtge Assn #745563
 08-01-34                             5.50              1,146,027           1,200,396
Federal Natl Mtge Assn #747642
 11-01-28                             5.50              1,953,954           2,056,422
Federal Natl Mtge Assn #753074
 12-01-28                             5.50              6,024,704           6,340,648


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #753091
 12-01-33                             5.50%            $3,417,750          $3,579,893
Federal Natl Mtge Assn #757581
 01-01-19                             5.50                729,302             777,641
Federal Natl Mtge Assn #759342
 01-01-34                             6.50              1,265,982           1,377,251
Federal Natl Mtge Assn #765759
 12-01-18                             5.00              2,397,862           2,536,563
Federal Natl Mtge Assn #766641
 03-01-34                             5.00              5,098,467           5,257,495
Federal Natl Mtge Assn #776962
 04-01-29                             5.00             14,008,905          14,523,787
Federal Natl Mtge Assn #779676
 06-01-34                             5.00              1,718,559           1,772,163
Federal Natl Mtge Assn #804442
 12-01-34                             6.50              1,113,174           1,197,597
Federal Natl Mtge Assn #831870
 11-01-36                             6.50              1,182,327           1,267,191
Federal Natl Mtge Assn #844445
 12-01-35                             5.50             12,162,482          12,716,682
Federal Natl Mtge Assn #845109
 05-01-36                             6.00             21,109,519          22,289,096
Federal Natl Mtge Assn #868574
 04-01-36                             5.50                 59,956              62,595
Federal Natl Mtge Assn #881886
 04-01-36                             5.36                170,021(i)          178,423
Federal Natl Mtge Assn #882063
 06-01-36                             6.50              2,654,650           2,848,119
Federal Natl Mtge Assn #886291
 07-01-36                             7.00              5,701,675           6,263,891
Federal Natl Mtge Assn #889150
 01-01-38                             5.50              7,463,695           7,783,963
Federal Natl Mtge Assn #894547
 05-01-35                             4.01              6,398,795(i)        6,515,246
Federal Natl Mtge Assn #909214
 07-01-38                             7.00              1,666,103           1,811,862
Federal Natl Mtge Assn #915770
 03-01-37                             6.50              2,495,194           2,673,122
Federal Natl Mtge Assn #934324
 06-01-38                             5.50                433,115             451,540
Federal Natl Mtge Assn #937672
 06-01-37                             5.50                423,803             441,988
Federal Natl Mtge Assn #967656
 12-01-37                             6.50                421,033             451,056
Federal Natl Mtge Assn #967739
 12-01-37                             5.50              4,117,012           4,293,674
Federal Natl Mtge Assn #968411
 01-01-38                             5.50              2,676,299           2,791,140
Federal Natl Mtge Assn #976421
 03-01-23                             4.50              6,446,452           6,642,196
Federal Natl Mtge Assn #AA4180
 03-01-39                             5.50                496,034             517,086
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             5.89             11,949,903(j)        2,000,431
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             5.34              2,353,080(j)          284,635
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                             7.82                577,921(j)           49,196
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Principal Only
 Series 43 Cl 1
 09-01-18                             2.72                  9,351(k)            8,618
Govt Natl Mtge Assn
 09-01-39                             4.50             65,000,000(g)       65,528,125
 09-01-39                             6.00             44,000,000(g)       46,378,728
Govt Natl Mtge Assn #425004
 10-15-33                             5.50              3,018,118           3,176,451
Govt Natl Mtge Assn #595256
 12-15-32                             6.00              4,823,256           5,139,123
Govt Natl Mtge Assn #604580
 08-15-33                             5.00              2,911,257           3,019,406
Govt Natl Mtge Assn #604708
 10-15-33                             5.50              7,646,645           8,047,795
Govt Natl Mtge Assn #606844
 09-15-33                             5.00              7,271,468           7,541,592


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
 08-20-32                             8.72%            $5,058,821(j)         $639,153
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            68.86                578,179(j)           17,829
GSR Mtge Loan Trust
 Commercial Mtge Obligation
 Series 2005-AR4 Cl 4A1
 07-25-35                             5.35                272,848(i)          220,090
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 2A1A
 01-19-36                             0.52                236,901(i)          120,834
Homestar Mtge Acceptance Corporation
 Commercial Mtge Obligation
 Series 2004-1 Cl A1
 03-25-34                             0.59                114,382(i)           74,301
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                             0.00             65,790,560(b,j)              1
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-AR25 Cl 3A3
 09-25-36                            20.00             27,979,403(j)          288,683
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
 12-25-35                             5.69              5,468,414(i)        3,528,211
Indymac Index Mtge Loan Trust
 Commercial Mtge Obligation
 Series 2006-AR3 Cl 2A1B
 03-25-36                             5.83                447,748(i)          212,782
Jefferies & Co
 Collateralized Mtge Obligation
 Series 2009-R10 Cl 1A1
 06-26-47                             0.42              5,852,610(d,i)      5,662,400
Jefferies & Co
 Collateralized Mtge Obligation
 Series 2009-R10 Cl 2A1
 05-26-48                             0.36             10,196,376(d,i)      9,864,994
JPMorgan Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-A3 Cl 3A2
 06-25-35                             5.03              4,964,468(i)        4,749,804
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
 02-25-19                             5.00              4,634,749           4,366,802
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                             6.00              2,491,441           2,159,109
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00              3,622,434           3,244,052
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00              5,150,050           5,108,816
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
 04-25-35                             5.50                950,000             692,375
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                             5.89                575,422(i)          376,082
Structured Asset Securities Corp
 Series 2003-18XS Cl A6
 06-25-33                             4.04                348,462             311,915
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                             5.50              5,173,960           4,986,606


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-AR9 Cl A6
 08-25-34                             2.96%           $20,555,572(i)      $20,228,051
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                             5.50              1,747,443           1,509,422
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-8 Cl 2A7
 07-25-37                             6.00             26,032,443          24,569,310
Wells Fargo Mtge Backed Securities Trust
 Commercial Mtge Obligation
 Series 2004-K Cl 2A3
 07-25-34                             4.72                202,564(i)          185,793
                                                                      ---------------
Total                                                                   1,873,004,669
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
L-3 Communications
 06-15-12                             7.63              3,615,000           3,651,150
-------------------------------------------------------------------------------------

BANKING (2.7%)
American Express
 Sr Unsecured
 05-20-19                             8.13              4,235,000(m)        4,739,511
Bank of America
 Sr Unsecured
 05-01-18                             5.65             17,450,000          16,924,695
 06-01-19                             7.63              7,195,000           7,940,404
Citigroup
 05-22-19                             8.50             15,360,000(m)       16,789,678
Citigroup
 Sr Unsecured
 05-15-18                             6.13              9,105,000(m)        8,560,940
Export-Import Bank of Korea
 Sr Unsecured
 10-17-12                             5.50                165,000(c)          170,592
Goldman Sachs Group
 Sr Unsecured
 02-15-19                             7.50             12,535,000          14,411,592
ICICI Bank
 10-03-12                             6.63                150,000(c,d)        152,438
JPMorgan Chase & Co
 Sr Unsecured
 01-15-18                             6.00              6,490,000           6,974,758
 04-23-19                             6.30              6,980,000(m)        7,666,127
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63              6,920,000(m)        7,394,290
 05-13-19                             7.30              5,250,000           5,846,563
Wells Fargo & Co
 Sr Unsecured
 12-11-17                             5.63             13,055,000(m)       13,678,663
                                                                      ---------------
Total                                                                     111,250,251
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88             10,135,000(b,r)      1,862,306
-------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Airgas
 10-01-18                             7.13              2,695,000(d,m)      2,695,000
Ashland
 06-01-17                             9.13              1,450,000(d,m)      1,522,500
Chemtura
 06-01-16                             6.88              2,710,000(b)        2,466,100
Dow Chemical
 Sr Unsecured
 05-15-19                             8.55             20,890,000          22,754,537
INVISTA
 Sr Unsecured
 05-01-12                             9.25              2,066,000(d)        2,055,670
Nalco
 Sr Nts
 05-15-17                             8.25              1,815,000(d,m)      1,896,675
                                                                      ---------------
Total                                                                      33,390,482
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Jarden
 05-01-16                             8.00              2,410,000           2,470,250
Visant Holding
 Sr Disc Nts
 12-01-13                            10.25              2,015,000           2,040,188
                                                                      ---------------
Total                                                                       4,510,438
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

ELECTRIC (6.8%)
Arizona Public Service
 Sr Unsecured
 10-15-11                             6.38%            $4,446,000          $4,715,597
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00             10,895,000          12,124,476
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                             8.88             22,950,000(m)       28,858,270
Consumers Energy
 1st Mtge
 03-15-15                             5.00              7,070,000           7,457,217
 09-15-18                             5.65              2,170,000           2,311,896
 09-15-19                             6.70              3,880,000(m)        4,461,162
 04-15-20                             5.65              2,155,000           2,305,667
Detroit Edison
 Sr Secured
 10-01-13                             6.40              6,325,000           6,980,782
Dominion Resources
 Sr Nts
 01-15-19                             8.88              1,265,000           1,589,925
DTE Energy
 Sr Unsecured
 05-15-14                             7.63             15,710,000          17,013,537
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                             7.38              9,880,000          10,185,865
Edison Mission Energy
 Sr Unsecured
 06-15-13                             7.50              2,040,000(m)        1,815,600
 06-15-16                             7.75              1,235,000           1,006,525
Exelon
 Sr Unsecured
 06-15-10                             4.45             11,905,000          12,179,125
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45              5,945,000           6,421,016
Indiana Michigan Power
 Sr Nts
 03-15-19                             7.00              7,845,000           8,958,362
Indiana Michigan Power
 Sr Unsecured
 03-15-37                             6.05              8,855,000           9,115,302
Interstate Power & Light
 Sr Unsecured
 07-15-39                             6.25              1,570,000           1,696,889
Jersey Central Power & Light
 Sr Unsecured
 02-01-19                             7.35              1,630,000           1,907,850
Kansas Gas & Electric
 1st Mtge
 06-15-19                             6.70              5,900,000(d)        6,667,543
KCP&L Greater Missouri Operations
 Sr Unsecured
 07-01-12                            11.88              1,675,000           1,901,125
Majapahit Holding
 10-17-16                             7.75                480,000(c,d)        481,200
Nevada Power
 04-15-12                             6.50              1,000,000           1,069,789
 08-01-18                             6.50              8,400,000           9,138,430
Nevada Power
 Series L
 01-15-15                             5.88             21,308,000          22,700,285
Nevada Power
 Series M
 03-15-16                             5.95              4,575,000           4,840,451
NiSource Finance
 11-15-10                             7.88              2,450,000           2,576,631
 03-01-13                             6.15              5,390,000           5,603,961
 09-15-17                             5.25              6,280,000           5,834,798
 03-15-18                             6.40              1,890,000           1,866,606
 01-15-19                             6.80             11,135,000          11,292,416
 09-15-20                             5.45              3,205,000           2,905,246
NRG Energy
 02-01-16                             7.38              5,555,000           5,311,969
Ohio Edison
 Sr Unsecured
 05-01-15                             5.45              2,280,000           2,370,869
Oncor Electric Delivery
 Sr Secured
 05-01-12                             6.38              2,225,000           2,422,967
PacifiCorp
 1st Mtge
 09-15-13                             5.45              5,095,000           5,497,459
Portland General Electric
 03-15-10                             7.88              3,165,000           3,254,702


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Potomac Electric Power
 1st Mtge
 04-15-14                             4.65%            $1,035,000          $1,076,784
 06-01-35                             5.40              3,160,000           3,101,960
PPL Electric Utilities
 1st Mtge
 11-30-13                             7.13              7,935,000           9,154,742
Sierra Pacific Power
 Series M
 05-15-16                             6.00             16,645,000          17,292,424
Tampa Electric
 Sr Unsecured
 05-15-18                             6.10              6,825,000           7,348,307
Toledo Edison
 1st Mtge
 05-01-20                             7.25              1,790,000           2,087,090
                                                                      ---------------
Total                                                                     276,902,817
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
Regal Cinemas
 07-15-19                             8.63              1,510,000(d)        1,532,650
Speedway Motorsports
 Sr Unsecured
 06-01-16                             8.75              3,520,000(d,m)      3,608,000
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                             9.30              4,665,160(l)        4,779,457
                                                                      ---------------
Total                                                                       9,920,107
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.5%)
Allied Waste North America
 Sr Unsecured
 04-15-13                             7.88             13,775,000          14,257,125
Republic Services
 Sr Unsecured
 09-15-19                             5.50              4,350,000(d,g)      4,318,898
                                                                      ---------------
Total                                                                      18,576,023
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.2%)
Anheuser-Busch InBev Worldwide
 01-15-19                             7.75              2,890,000(d)        3,383,878
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75                412,000             447,984
HJ Heinz Finance
 08-01-39                             7.13              6,820,000(d)        8,008,324
Molson Coors Capital Finance
 09-22-10                             4.85             15,215,000(c)       15,685,326
SABMiller
 01-15-14                             5.70             19,845,000(c,d)     21,150,622
                                                                      ---------------
Total                                                                      48,676,134
-------------------------------------------------------------------------------------

GAMING (0.1%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                             7.13              2,244,000           1,868,130
MGM MIRAGE
 Sr Secured
 11-15-17                            11.13              2,345,000(d,m)      2,556,050
                                                                      ---------------
Total                                                                       4,424,180
-------------------------------------------------------------------------------------

GAS PIPELINES (3.6%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75             15,535,000          16,635,965
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                             7.88              3,780,000           4,247,514
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80             37,961,000          41,795,099
El Paso
 Sr Unsecured
 12-12-13                            12.00              3,075,000           3,474,750
Northwest Pipeline
 Sr Unsecured
 06-15-16                             7.00              6,514,000           7,381,066
 04-15-17                             5.95             10,330,000          10,943,815
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90             25,946,000(d,m)     26,579,134
Southern Star Central
 Sr Nts
 03-01-16                             6.75              1,460,000           1,365,100
TransCapitalInvest for Transneft
 Secured
 08-07-18                             8.70                650,000(c,d)        682,500


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAS PIPELINES (CONT.)
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40%           $17,114,000         $18,715,391
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                             7.00             12,410,000          13,348,035
                                                                      ---------------
Total                                                                     145,168,369
-------------------------------------------------------------------------------------

HEALTH CARE (0.8%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65              3,860,000           4,130,200
CareFusion
 Sr Nts
 08-01-19                             6.38             10,150,000(d)       10,860,652
DaVita
 03-15-13                             6.63              5,285,000           5,126,450
HCA
 Secured Pay-in-kind
 11-15-16                             9.63              3,714,000(s)        3,751,140
Omnicare
 12-15-13                             6.75              3,240,000(m)        3,061,800
Select Medical
 02-01-15                             7.63              4,360,000           3,967,600
                                                                      ---------------
Total                                                                      30,897,842
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
Coventry Health Care
 Sr Unsecured
 08-15-14                             6.30              3,370,000           3,071,441
 03-15-17                             5.95              1,690,000           1,506,676
WellPoint
 Sr Unsecured
 01-15-16                             5.25                 87,000              88,105
                                                                      ---------------
Total                                                                       4,666,222
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.9%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95             25,352,000          26,364,330
Chesapeake Energy
 01-15-16                             6.63              2,750,000(m)        2,499,063
Denbury Resources
 03-01-16                             9.75              2,055,000(m)        2,162,888
EnCana
 Sr Unsecured
 11-01-11                             6.30             17,330,000(c)       18,820,951
Forest Oil
 Sr Nts
 02-15-14                             8.50              3,930,000(d,m)      3,949,650
Nexen
 Sr Unsecured
 11-20-13                             5.05              8,455,000(c)        8,694,085
PetroHawk Energy
 Sr Nts
 08-01-14                            10.50              1,670,000(d,m)      1,786,900
Quicksilver Resources
 08-01-15                             8.25              3,358,000           3,164,915
Range Resources
 05-15-19                             8.00              5,775,000(m)        5,890,500
Ras Laffan Liquefied Natural Gas II
 Sr Secured
 09-30-20                             5.30                360,000(c,d)        357,491
SandRidge Energy
 06-01-18                             8.00              2,235,000(d)        1,977,975
                                                                      ---------------
Total                                                                      75,668,748
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.1%)
Hess
 Sr Unsecured
 08-15-11                             6.65              2,000,000           2,147,890
Petro-Canada
 Sr Unsecured
 07-15-13                             4.00              1,515,000(c)        1,515,479
TNK-BP Finance
 03-13-18                             7.88                545,000(c,d)        502,081
                                                                      ---------------
Total                                                                       4,165,450
-------------------------------------------------------------------------------------

LODGING (--%)
Starwood Hotels & Resorts Worldwide
 Sr Unsecured
 10-15-14                             7.88              2,015,000(m)        2,004,925
-------------------------------------------------------------------------------------

MEDIA CABLE (0.6%)
Comcast
 03-15-11                             5.50             13,485,000          14,199,233
 05-15-18                             5.70                 60,000              63,358


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
CSC Holdings
 Sr Unsecured
 02-15-19                             8.63%            $1,085,000(d)       $1,101,275
DIRECTV Holdings LLC/Financing
 05-15-16                             7.63              3,505,000           3,689,013
Time Warner Cable
 06-15-39                             6.75              4,450,000(m)        4,746,695
                                                                      ---------------
Total                                                                      23,799,574
-------------------------------------------------------------------------------------

MEDIA NON CABLE (2.4%)
DISH DBS
 02-01-16                             7.13              2,945,000           2,827,200
Lamar Media
 Sr Nts
 04-01-14                             9.75              2,445,000(d)        2,567,250
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70              4,308,000(m)        4,092,600
News America
 12-15-35                             6.40              5,543,000           5,500,507
 11-15-37                             6.65              5,232,000(m)        5,380,306
 01-09-38                             6.75             10,725,000          10,873,927
Nielsen Finance LLC
 08-01-14                            10.00              1,790,000(m)        1,691,550
Rainbow Natl Services LLC
 09-01-12                             8.75              1,850,000(d)        1,868,500
Reed Elsevier Capital
 08-01-11                             6.75             12,130,000          13,039,319
RR Donnelley & Sons
 Sr Unsecured
 04-01-14                             4.95              4,140,000           3,851,997
 01-15-17                             6.13             25,827,000          23,970,736
Thomson Reuters
 07-15-13                             5.95              3,320,000(c)        3,575,504
 10-01-14                             5.70             16,015,000(c)       17,484,889
                                                                      ---------------
Total                                                                      96,724,285
-------------------------------------------------------------------------------------

METALS (0.1%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                             8.38              3,390,000           3,534,075
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.5%)
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88             19,855,000          19,691,732
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Gaz Capital
 Secured
 11-22-16                             6.21              1,825,000(c,d)      1,642,500
KazMunaiGaz Finance
 07-02-18                             9.13                720,000(c,d)        691,489
                                                                      ---------------
Total                                                                       2,333,989
-------------------------------------------------------------------------------------

PACKAGING (0.2%)
Ball
 09-01-16                             7.13                240,000(m)          240,000
 09-01-19                             7.38                255,000(m)          254,363
Crown Americas LLC/Capital
 11-15-15                             7.75              4,475,000(m)        4,430,250
Owens-Brockway Glass Container
 05-15-13                             8.25              3,935,000           3,974,350
                                                                      ---------------
Total                                                                       8,898,963
-------------------------------------------------------------------------------------

PAPER (--%)
Georgia-Pacific LLC
 01-15-17                             7.13              1,970,000(d)        1,891,200
-------------------------------------------------------------------------------------

RAILROADS (0.5%)
Canadian Pacific Railway
 Sr Unsecured
 05-15-19                             7.25              8,260,000(c)        9,434,059
CSX
 Sr Unsecured
 03-15-12                             6.30              2,455,000           2,628,338
 04-01-15                             6.25              8,144,000           9,023,194
                                                                      ---------------
Total                                                                      21,085,591
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
Erac USA Finance
 10-15-17                             6.38             24,090,000(d)       23,582,746
-------------------------------------------------------------------------------------

TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                            10.25         15,000,000,000(c)        1,417,753
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

WIRELESS (0.8%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                             7.75%            $4,985,000(d)       $5,034,850
Cricket Communications
 Sr Secured
 05-15-16                             7.75              3,845,000(d,m)      3,691,200
Nextel Communications
 Series D
 08-01-15                             7.38              2,330,000           1,989,238
SBA Telecommunications
 08-15-16                             8.00                650,000(d)          648,375
 08-15-19                             8.25                650,000(d,m)        653,250
Sprint Nextel
 Sr Nts
 08-15-17                             8.38              3,750,000(m)        3,571,875
US Cellular
 Sr Unsecured
 12-15-33                             6.70             13,854,000          14,215,700
Wind Acquisition Finance
 Sr Nts
 07-15-17                            11.75              1,945,000(c,d)      2,110,325
                                                                      ---------------
Total                                                                      31,914,813
-------------------------------------------------------------------------------------

WIRELINES (4.4%)
AT&T
 Sr Unsecured
 03-15-11                             6.25             14,811,000          15,761,377
 02-01-18                             5.50                 65,000              68,110
 01-15-38                             6.30              8,605,000           8,974,295
 02-15-39                             6.55              9,075,000(m)        9,902,105
Embarq
 Sr Unsecured
 06-01-13                             6.74              2,250,000           2,406,350
Frontier Communications
 Sr Unsecured
 05-01-14                             8.25              3,100,000(m)        3,076,750
Qwest
 Sr Unsecured
 10-01-14                             7.50              7,220,000           7,156,825
 06-15-15                             7.63              2,030,000           2,014,775
Telecom Italia Capital
 11-15-13                             5.25              5,080,000(c)        5,314,955
Telefonica Europe
 09-15-10                             7.75             19,171,000(c)       20,327,299
TELUS
 Sr Unsecured
 06-01-11                             8.00             43,171,000(c)       46,987,317
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88             33,857,000          36,888,251
Verizon New York
 Sr Unsecured Series B
 04-01-32                             7.38             13,597,000          14,716,400
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65              3,290,000           3,512,222
Windstream
 08-01-16                             8.63              3,635,000           3,648,631
                                                                      ---------------
Total                                                                     180,755,662
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $4,277,813,786)                                                 $4,372,733,033
-------------------------------------------------------------------------------------



SENIOR LOANS (0.4%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (--%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                             2.88%            $2,118,983          $1,609,834
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                             2.88                462,890             351,667
                                                                      ---------------
Total                                                                       1,961,501
-------------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Charter Communications Operating LLC
 Term Loan
 03-05-14                             6.25              6,343,755           5,886,497
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

WIRELINES (0.3%)
Fairpoint Communications
 Tranche B Term Loan
 03-31-15                             5.00%            $9,630,444          $7,286,009
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $12,328,917)                                                       $15,134,007
-------------------------------------------------------------------------------------





COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)

PAPER & FOREST PRODUCTS
Crown Paper Escrow                                    6,950,000(b,l)               $7
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $--)                                                                        $7
-------------------------------------------------------------------------------------



MONEY MARKET FUND (18.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%             772,014,015(q)       $772,014,015
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $772,014,015)                                                     $772,014,015
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (10.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND(5.2%)
JPMorgan Prime Money Market Fund                    214,687,144          $214,687,144
-------------------------------------------------------------------------------------




                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.1%)
Belmont Funding LLC
 09-01-09                            0.48%           $14,999,800          $14,999,801
Ebbets Funding LLC
 09-08-09                            0.50              9,998,889            9,998,889
Elysian Funding LLC
 09-01-09                            0.42              9,999,883            9,999,883
Grampian Funding LLC
 09-21-09                            0.40              9,996,333            9,996,333
                                                                      ---------------
Total                                                                      44,994,906
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (3.2%)
Banco Popular Espanol
 09-04-09                            0.76              4,993,272            4,993,272
 09-23-09                            0.63              1,997,849            1,997,849
 10-05-09                            0.51              2,997,367            2,997,367
Banco Santander NY
 11-09-09                            0.41              3,000,000            3,000,000
Banco Santander Madrid
 10-13-09                            0.45              7,000,000            7,000,000
Bank of Nova Scotia Singapore
 10-30-09                            0.40             10,000,000           10,000,000
Bayrische Hypo und Vereinsbank NY
 09-14-09                            0.30              5,000,000            5,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43              7,991,028            7,991,028
Caixa Geral Dep London
 10-26-09                            0.57              4,000,000            4,000,000
Credit Indusrial et Comm London
 10-13-09                            0.52              8,988,056            8,988,056
Danske Bank AS
 11-24-09                            0.32              5,000,000            5,000,000
ING Bank London
 10-13-09                            0.50             10,000,000           10,000,000
Mit UFJ Trust New York
 09-21-09                            0.35              5,000,000            5,000,000
Mizuho London
 10-29-09                            0.49              3,000,000            3,000,000
Monte de Paschi NY
 09-14-09                            0.51              4,000,035            4,000,035
Nederlandse Waterschapsbank
 10-20-09                            0.40              7,991,831            7,991,831
Norinchukin Bank NY
 11-20-09                            0.41             10,000,000           10,000,000
Raiffeisen Zentralbank Oest Vienna
 09-10-09                            0.41             10,000,000           10,000,000
San Paolo Imi Ireland
 10-07-09                            0.40              4,995,005            4,995,005


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Sumitomo Mitsui Banking Corp Brussels
 11-19-09                            0.44%           $12,000,000          $12,000,000
Svenska Singapore
 10-15-09                            0.45              4,000,000            4,000,000
                                                                      ---------------
Total                                                                     131,954,443
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.7%)
Citigroup Funding
 09-08-09                            0.39             11,998,570           11,998,570
Natixis Commercial Paper
 09-08-09                            0.32              6,998,009            6,998,009
Royal Bank of Scotland Group
 09-10-09                            0.47              7,993,211            7,993,211
                                                                      ---------------
Total                                                                      26,989,790
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $418,626,283)                                                      418,626,283
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,480,783,001)(u)                                              $5,578,507,345
=====================================================================================





INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT AUG. 31, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          439        $52,570,250    Dec. 2009         $211,980
U.S. Treasury Note, 2-           285         61,657,969    Jan. 2010          182,152
  year
U.S. Treasury Note, 5-           589         67,882,250    Jan. 2010          348,835
  year
U.S. Treasury Note, 10-          265         31,062,969    Dec. 2009          235,618
  year
-------------------------------------------------------------------------------------
Total                                                                        $978,585
-------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT AUG. 31, 2009



                           REFERENCED       BUY/SELL   PAY/RECEIVE    EXPIRATION     NOTIONAL    UNREALIZED
COUNTERPARTY                 ENTITY        PROTECTION   FIXED RATE       DATE         AMOUNT    APPRECIATION
------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank    Cardinal Health         Buy         .225%    June 20, 2012   $3,860,000       $10,722



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUG. 31, 2009



                           CURRENCY TO           CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED           BE RECEIVED      APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Oct. 7, 2009                      7,490,000          12,198,072        $5,590             $--
                              British Pound         U.S. Dollar
---------------------------------------------------------------------------------------------
Oct. 7, 2009                      5,671,000           8,138,169         7,551              --
                     European Monetary Unit         U.S. Dollar

---------------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUG. 31, 2009
(CONTINUED)



                           CURRENCY TO           CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED           BE RECEIVED      APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Oct. 7, 2009                     21,507,000          20,354,719       $38,859             $--
                                Swiss Franc         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                     20,337,582          24,226,000        93,180              --
                                U.S. Dollar   Australian Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                      8,144,287           8,968,000        47,874              --
                                U.S. Dollar     Canadian Dollar
---------------------------------------------------------------------------------------------
Oct. 7, 2009                     12,195,414          73,367,000            --         (13,061)
                                U.S. Dollar     Norwegian Krone
---------------------------------------------------------------------------------------------
Total                                                                $193,054        $(13,061)
---------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2009, the value of foreign securities represented 5.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2009, the value of these securities amounted to $319,482,656 or 7.8% of net assets.

(e) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the "base case GDP'', an interest payment is made equal to 0.012225 of the difference.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,119,736,012 See Note 2 to the financial statements.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(h) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  -- Ambac Assurance Corporation
     FGIC   -- Financial Guaranty Insurance Company
     FSA    -- Financial Security Assurance
     MBIA   -- MBIA Insurance Corporation


(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2009.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2009.

(k) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2009.

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Aug. 31, 2009 was $4,779,464, representing 0.1% of net assets. Information concerning such security holdings at Aug. 31, 2009 is as follows:

                                           ACQUISITION
     SECURITY                                 DATES                 COST
     ---------------------------------------------------------------------
     Crown Paper Escrow                     04-16-07                   $--
     United Artists Theatre Circuit
       Pass-Through Ctfs
       9.30% 2015                    02-23-96 thru 08-12-96      4,516,092


(m) At Aug. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) At Aug. 31, 2009, investments in securities included securities valued at $4,229,927 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
40  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(p) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2009:

                              PRINCIPAL    SETTLEMENT     PROCEEDS
     SECURITY                  AMOUNT         DATE       RECEIVABLE        VALUE
     ------------------------------------------------------------------------------
     Federal Natl Mtge
       Assn
     09-01-24 5.50%          $13,000,000    09-17-09     $13,555,547    $13,678,444


(q) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Aug. 31, 2009.

(r)  This position is in bankruptcy.

(s) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(t)  Negligible market value.

(u) At Aug. 31, 2009, the cost of securities for federal income tax purposes was $5,499,395,155 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $148,984,428
     Unrealized depreciation                          (68,547,908)
     ------------------------------------------------------------
     Net unrealized appreciation                      $80,436,520
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
42  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Aug. 31, 2009:

                                                FAIR VALUE AT AUG. 31, 2009
                           --------------------------------------------------------------------
                                LEVEL 1            LEVEL 2
                             QUOTED PRICES          OTHER           LEVEL 3
                               IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                              MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                    $1,115,200        $29,001,074             $--       $30,116,274
  U.S. Government
    Obligations &
    Agencies                   427,897,889        404,675,940              --       832,573,829
  Asset-Backed
    Securities                          --        187,845,169      37,215,690       225,060,859
  Commercial Mortgage-
    Backed Securities                   --        220,611,575              --       220,611,575
  Residential Mortgage-
    Backed Securities                   --      1,848,961,599      24,043,070     1,873,004,669
  Corporate Debt
    Securities                          --      1,186,586,370       4,779,457     1,191,365,827
-----------------------------------------------------------------------------------------------
Total Bonds                    429,013,089      3,877,681,727      66,038,217     4,372,733,033
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                      --                 --               7                 7
-----------------------------------------------------------------------------------------------
Total Equity Securities                 --                 --               7                 7
-----------------------------------------------------------------------------------------------
Other
  Senior Loans                          --         15,134,007              --        15,134,007
  Affiliated Money
    Market Fund(b)             772,014,015                 --              --       772,014,015
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                    214,687,144        203,939,139              --       418,626,283
-----------------------------------------------------------------------------------------------
Total Other                    986,701,159        219,073,146              --     1,205,774,305
-----------------------------------------------------------------------------------------------
Investments in
  Securities                 1,415,714,248      4,096,754,873      66,038,224     5,578,507,345
Other Financial
  Instruments(d)                   978,585            190,715              --         1,169,300
-----------------------------------------------------------------------------------------------
Total                       $1,416,692,833     $4,096,945,588     $66,038,224    $5,579,676,645
-----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(b) Money market fund that is a sweep investment for cash balances in the Fund at Aug. 31, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                             RESIDENTIAL
                                 ASSET-       MORTGAGE-      CORPORATE
                                 BACKED         BACKED         DEBT       COMMON
                               SECURITIES     SECURITIES    SECURITIES    STOCKS       TOTAL
-----------------------------------------------------------------------------------------------
Balance as of Aug. 31,
  2008                         $3,180,765    $81,896,281    $5,157,491      $7      $90,234,544
  Accrued
    discounts/premiums           (959,819)       237,972        17,441      --         (704,406)
  Realized gain (loss)            270,392    (16,179,539)        2,042      --      (15,907,105)
  Change in unrealized
    appreciation
    (depreciation)*               781,244      6,241,491       146,910      --        7,169,645
  Net purchases (sales)        35,233,033     (2,598,950)     (544,427)     --       32,089,656
  Transfers in and/or out
    of Level 3                 (1,289,925)   (45,554,185)           --      --      (46,844,110)
-----------------------------------------------------------------------------------------------
Balance as of Aug. 31,
  2009                        $37,215,690    $24,043,070    $4,779,457      $7      $66,038,224
-----------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Aug. 31, 2009 was $26,866,218.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
44  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
AUG. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $4,290,142,703)           $4,387,867,047
  Affiliated money market fund (identified cost $772,014,015)         772,014,015
  Investments of cash collateral received for securities on loan
    (identified cost $418,626,283)                                    418,626,283
---------------------------------------------------------------------------------
Total investments in securities (identified cost $5,480,783,001)    5,578,507,345
Cash                                                                      510,518
Capital shares receivable                                              11,615,606
Dividends and accrued interest receivable                              33,983,970
Receivable for investment securities sold                             147,737,859
Variation margin receivable on futures contracts                          694,313
Unrealized appreciation on forward foreign currency contracts             193,054
Unrealized appreciation on swap contracts                                  10,722
Other receivables                                                           7,419
---------------------------------------------------------------------------------
Total assets                                                        5,773,260,806
---------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable
  $13,555,547)                                                         13,678,444
Dividends payable to shareholders                                       2,717,704
Capital shares payable                                                  5,523,398
Payable for investment securities purchased                           125,984,619
Payable for securities purchased on a forward-commitment basis      1,119,736,012
Payable upon return of securities loaned                              418,626,283
Unrealized depreciation on forward foreign currency contracts              13,061
Accrued investment management services fees                               147,970
Accrued distribution fees                                                 701,270
Accrued transfer agency fees                                               41,194
Accrued administrative services fees                                       19,828
Accrued plan administration services fees                                  15,653
Other accrued expenses                                                    348,035
---------------------------------------------------------------------------------
Total liabilities                                                   1,687,553,471
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $4,085,707,335

---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  45

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- AUG. 31, 2009


REPRESENTED BY
Capital stock -- $.01 par value                                    $    8,593,314
Additional paid-in capital                                          4,250,612,589
Excess of distributions over net investment income                     (3,547,347)
Accumulated net realized gain (loss)                                 (268,721,785)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           98,770,564
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $4,085,707,335
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $  466,722,174
---------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $2,402,834,582          505,515,125                       $4.75(1)
Class B                     $  191,468,923           40,286,990                       $4.75
Class C                     $   52,650,113           11,074,642                       $4.75
Class I                     $  787,166,241          165,384,786                       $4.76
Class R2                    $      287,638               60,428                       $4.76
Class R3                    $        9,829                2,067                       $4.76
Class R4                    $   72,569,590           15,286,568                       $4.75
Class R5                    $      296,257               62,408                       $4.75
Class W                     $  578,424,162          121,658,362                       $4.75
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $4.99. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED AUG. 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $ 181,414,773
Income distributions from affiliated money market fund                 1,906,239
Income from securities lending                                         1,126,998
  Less foreign taxes withheld                                            (19,246)
--------------------------------------------------------------------------------
Total income                                                         184,428,764
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   15,648,683
Distribution fees
  Class A                                                              4,876,489
  Class B                                                              2,344,842
  Class C                                                                378,881
  Class R2                                                                   135
  Class R3                                                                    23
  Class W                                                              1,433,055
Transfer agency fees
  Class A                                                              2,991,064
  Class B                                                                386,127
  Class C                                                                 59,573
  Class R2                                                                    13
  Class R3                                                                     4
  Class R4                                                                33,855
  Class R5                                                                     5
  Class W                                                              1,146,444
Administrative services fees                                           2,122,615
Plan administration services fees
  Class R2                                                                    67
  Class R3                                                                    23
  Class R4                                                               169,275
Compensation of board members                                            110,167
Custodian fees                                                           146,077
Printing and postage                                                     219,500
Registration fees                                                        216,534
Professional fees                                                        115,951
Other                                                                    163,320
--------------------------------------------------------------------------------
Total expenses                                                        32,562,722
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (3,276,919)
  Earnings and bank fee credits on cash balances                          (8,655)
--------------------------------------------------------------------------------
Total net expenses                                                    29,277,148
--------------------------------------------------------------------------------
Investment income (loss) -- net                                      155,151,616

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  47

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED AUG. 31, 2009


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(136,839,296)
  Foreign currency transactions                                        1,741,873
  Futures contracts                                                  (33,595,241)
  Swap transactions                                                      216,409
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (168,476,255)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 266,074,461
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 97,598,206
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 252,749,822
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
48  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED AUG. 31,                                                          2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  155,151,616  $  152,258,368
Net realized gain (loss) on investments                              (168,476,255)      4,060,405
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  266,074,461    (142,483,859)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       252,749,822      13,834,914
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (90,380,371)    (84,539,939)
    Class B                                                            (9,169,639)    (10,768,502)
    Class C                                                            (1,472,729)       (828,277)
    Class I                                                           (31,440,870)    (22,019,428)
    Class R2                                                               (1,352)           (290)
    Class R3                                                                 (427)           (308)
    Class R4                                                           (3,205,438)     (3,476,394)
    Class R5                                                               (1,163)           (328)
    Class W                                                           (26,235,706)    (18,133,130)
-------------------------------------------------------------------------------------------------
Total distributions                                                  (161,907,695)   (139,766,596)

-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  49

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED AUG. 31,                                                          2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  798,738,888  $  346,346,586
  Class B shares                                                       69,159,291      80,268,108
  Class C shares                                                       25,116,806      20,510,381
  Class I shares                                                      283,744,737     193,548,806
  Class R2 shares                                                         121,281              --
  Class R4 shares                                                      26,687,126      31,152,017
  Class W shares                                                      198,551,036     529,049,476
Fund merger (Note 10)
  Class A shares                                                        5,580,981      52,349,504
  Class B shares                                                        1,349,679      13,151,218
  Class C shares                                                        3,053,759       1,247,150
  Class I shares                                                               --     250,084,366
  Class R2 shares                                                         152,202           4,925
  Class R3 shares                                                              --           4,925
  Class R4 shares                                                              --          11,052
  Class R5 shares                                                         285,712           4,913
  Class W shares                                                               --           4,890
Reinvestment of distributions at net asset value
  Class A shares                                                       75,554,842      71,053,046
  Class B shares                                                        8,300,291       9,967,093
  Class C shares                                                        1,237,207         747,742
  Class I shares                                                       31,051,811      22,202,710
  Class R2 shares                                                             512              --
  Class R4 shares                                                       3,175,416       3,527,696
  Class W shares                                                       26,019,994      18,163,448
Conversions from Class B to Class A
  Class A shares                                                       56,523,003      40,155,833
  Class B shares                                                      (56,523,003)    (40,155,833)
Payments for redemptions
  Class A shares                                                     (515,636,632)   (458,212,241)
  Class B shares                                                      (89,958,627)   (102,268,711)
  Class C shares                                                      (10,142,901)     (6,555,566)
  Class I shares                                                     (237,020,240)   (137,684,266)
  Class R4 shares                                                     (33,900,640)    (34,245,276)
  Class W shares                                                     (306,545,978)    (92,614,678)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     364,676,553     811,819,314
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               455,518,680     685,887,632
Net assets at beginning of year                                     3,630,188,655   2,944,301,023
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $4,085,707,335  $3,630,188,655
-------------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $   (3,547,347) $    1,974,902
-------------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.


                                                                     YEAR ENDED AUG. 31,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2009        2008        2007        2006        2005
Net asset value, beginning of period                $4.65       $4.81       $4.77       $4.89       $4.87
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20         .22         .21         .19         .18
Net gains (losses) (both realized and
 unrealized)                                          .11        (.17)        .05        (.11)        .03
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .31         .05         .26         .08         .21
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)       (.21)       (.21)       (.20)       (.19)
Tax return of capital                                  --          --        (.01)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)       (.21)       (.22)       (.20)       (.19)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.75       $4.65       $4.81       $4.77       $4.89
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        7.05%        .93%       5.54%       1.64%       4.38%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .94%        .95%        .97%        .99%       1.02%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .83%        .89%        .89%        .89%        .94%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.44%       4.68%       4.43%       4.09%       3.67%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $2,403      $1,920      $1,937      $2,013      $1,774
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                           371%        226%        295%        281%        300%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  51

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                                  YEAR ENDED AUG. 31,
CLASS B                                            -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $4.65      $4.81      $4.77      $4.89      $4.88
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .17        .19        .18        .16        .15
Net gains (losses) (both realized and
 unrealized)                                         .10       (.18)       .04       (.12)       .01
----------------------------------------------------------------------------------------------------
Total from investment operations                     .27        .01        .22        .04        .16
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)      (.17)      (.18)      (.16)      (.15)
Tax return of capital                                 --         --       (.00)(d)     --         --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.17)      (.17)      (.18)      (.16)      (.15)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $4.75      $4.65      $4.81      $4.77      $4.89
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.24%       .16%      4.74%       .88%      3.39%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.70%      1.71%      1.73%      1.76%      1.78%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.59%      1.65%      1.65%      1.65%      1.70%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.71%      3.91%      3.66%      3.31%      2.92%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $191       $254       $304       $402       $484
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%       295%       281%       300%
----------------------------------------------------------------------------------------------------




                                                                  YEAR ENDED AUG. 31,
CLASS C                                            -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $4.65      $4.81      $4.77      $4.90      $4.88
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .17        .19        .18        .16        .15
Net gains (losses) (both realized and
 unrealized)                                         .10       (.18)       .04       (.13)       .02
----------------------------------------------------------------------------------------------------
Total from investment operations                     .27        .01        .22        .03        .17
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)      (.17)      (.18)      (.16)      (.15)
Tax return of capital                                 --         --       (.00)(d)     --         --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.17)      (.17)      (.18)      (.16)      (.15)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $4.75      $4.65      $4.81      $4.77      $4.90
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.25%       .16%      4.73%       .66%      3.60%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.69%      1.70%      1.73%      1.76%      1.79%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.58%      1.65%      1.65%      1.66%      1.70%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.68%      3.93%      3.67%      3.31%      2.93%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $53        $32        $17        $17        $18
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%       295%       281%       300%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
52  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                  YEAR ENDED AUG. 31,
CLASS I                                            -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $4.65      $4.82      $4.78      $4.89      $4.88
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .22        .24        .23        .21        .20
Net gains (losses) (both realized and
 unrealized)                                         .11       (.18)       .04       (.11)       .02
----------------------------------------------------------------------------------------------------
Total from investment operations                     .33        .06        .27        .10        .22
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.22)      (.23)      (.22)      (.21)      (.21)
Tax return of capital                                 --         --       (.01)        --         --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.22)      (.23)      (.23)      (.21)      (.21)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $4.76      $4.65      $4.82      $4.78      $4.89
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.67%      1.07%      5.90%      2.19%      4.53%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .54%       .55%       .56%       .55%       .60%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .47%       .53%       .54%       .54%       .60%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       4.80%      5.09%      4.80%      4.59%      4.01%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $787       $693       $386       $276        $--
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%       295%       281%       300%
----------------------------------------------------------------------------------------------------




                                                        YEAR ENDED AUG. 31,
CLASS R2                                           -----------------------------
PER SHARE DATA                                      2009       2008      2007(e)
Net asset value, beginning of period               $4.65      $4.80       $4.81
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .17        .21         .14
Net gains (losses) (both realized and
 unrealized)                                         .13       (.16)       (.02)
--------------------------------------------------------------------------------
Total from investment operations                     .30        .05         .12
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.19)      (.20)       (.13)
Tax return of capital                                 --         --        (.00)(d)
--------------------------------------------------------------------------------
Total distributions                                 (.19)      (.20)       (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                     $4.76      $4.65       $4.80
--------------------------------------------------------------------------------
TOTAL RETURN                                       6.92%       .84%       2.70%
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.35%      1.34%       1.32%(f)
--------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.21%      1.08%       1.32%(f)
--------------------------------------------------------------------------------
Net investment income (loss)                       3.67%      4.53%       4.06%(f)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--        $--         $--
--------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%        295%
--------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  53

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                        YEAR ENDED AUG. 31,
CLASS R3                                           -----------------------------
PER SHARE DATA                                      2009       2008      2007(e)
Net asset value, beginning of period               $4.65      $4.80       $4.81
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .20        .23         .15
Net gains (losses) (both realized and
 unrealized)                                         .11       (.17)       (.02)
--------------------------------------------------------------------------------
Total from investment operations                     .31        .06         .13
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)      (.21)       (.14)
Tax return of capital                                 --         --        (.00)(d)
--------------------------------------------------------------------------------
Total distributions                                 (.20)      (.21)       (.14)
--------------------------------------------------------------------------------
Net asset value, end of period                     $4.76      $4.65       $4.80
--------------------------------------------------------------------------------
TOTAL RETURN                                       7.19%      1.11%       2.90%
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.08%      1.08%       1.06%(f)
--------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .91%       .83%       1.06%(f)
--------------------------------------------------------------------------------
Net investment income (loss)                       4.40%      4.79%       4.33%(f)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--        $--         $--
--------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%        295%
--------------------------------------------------------------------------------




                                                                  YEAR ENDED AUG. 31,
CLASS R4                                           -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $4.64      $4.80      $4.77      $4.89      $4.88
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .20        .23        .22        .20        .19
Net gains (losses) (both realized and
 unrealized)                                         .12       (.17)       .04       (.12)       .02
----------------------------------------------------------------------------------------------------
Total from investment operations                     .32        .06        .26        .08        .21
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.21)      (.22)      (.22)      (.20)      (.20)
Tax return of capital                                 --         --       (.01)        --         --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.21)      (.22)      (.23)      (.20)      (.20)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $4.75      $4.64      $4.80      $4.77      $4.89
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.35%      1.03%      5.49%      1.81%      4.34%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .84%       .85%       .83%       .82%       .86%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .77%       .76%       .73%       .73%       .78%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       4.53%      4.81%      4.53%      4.24%      3.85%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $73        $75        $78       $173       $202
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%       295%       281%       300%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
54  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                        YEAR ENDED AUG. 31,
CLASS R5                                           -----------------------------
PER SHARE DATA                                      2009       2008      2007(e)
Net asset value, beginning of period               $4.64      $4.80       $4.81
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .23        .24         .17
Net gains (losses) (both realized and
 unrealized)                                         .10       (.18)       (.02)
--------------------------------------------------------------------------------
Total from investment operations                     .33        .06         .15
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.22)      (.22)       (.16)
Tax return of capital                                 --         --        (.00)(d)
--------------------------------------------------------------------------------
Total distributions                                 (.22)      (.22)       (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                     $4.75      $4.64       $4.80
--------------------------------------------------------------------------------
TOTAL RETURN                                       7.62%      1.22%       3.25%
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .59%       .59%        .59%(f)
--------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .52%       .58%        .57%(f)
--------------------------------------------------------------------------------
Net investment income (loss)                       5.01%      5.02%       4.81%(f)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--        $--         $--
--------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%        295%
--------------------------------------------------------------------------------




                                                        YEAR ENDED AUG. 31,
CLASS W                                            -----------------------------
PER SHARE DATA                                      2009       2008      2007(g)
Net asset value, beginning of period               $4.65      $4.81       $4.82
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .20        .22         .15
Net gains (losses) (both realized and
 unrealized)                                         .10       (.17)         --
--------------------------------------------------------------------------------
Total from investment operations                     .30        .05         .15
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)      (.21)       (.16)
Tax return of capital                                 --         --        (.00)(d)
--------------------------------------------------------------------------------
Total distributions                                 (.20)      (.21)       (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                     $4.75      $4.65       $4.81
--------------------------------------------------------------------------------
TOTAL RETURN                                       6.95%       .82%       2.71%
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .99%       .99%        .98%(f)
--------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .92%       .98%        .97%(f)
--------------------------------------------------------------------------------
Net investment income (loss)                       4.37%      4.56%       4.32%(f)
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $578       $655        $223
--------------------------------------------------------------------------------
Portfolio turnover rate(c)                          371%       226%        295%
--------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  55

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 184% and 122% for the years ended Aug. 31, 2009 and 2008, respectively.
(d) Rounds to zero.
(e) For the period from Dec. 11, 2006 (inception date) to Aug. 31, 2007.
(f) Annualized.
(g) For the period from Dec. 1, 2006 (inception date) to Aug. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
56  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Diversified Bond Fund (the Fund) is a series of RiverSource Diversified Income Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Diversified Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Aug. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R3 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
58  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Aug. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 2009 was $4,779,464 representing 0.12% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2009, the Fund has outstanding when-issued securities of $1,119,736,012.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of the future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
60  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. On Aug. 24, 2009, an additional dividend was paid before the merger (see Note 10) to ensure that current shareholders of RiverSource Diversified Bond Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

SECURITY LITIGATION SETTLEMENTS
Litigation proceeds from Enron Corp. related to portfolio securities no longer included in the portfolio are recorded as realized gains. Proceeds received during the year ended Aug. 31, 2009 were $133,574.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.


--------------------------------------------------------------------------------
62  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. At Aug. 31, 2009, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT AUG. 31, 2009


                         ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                  -------------------------------  -------------------------------------
                  STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE       AND LIABILITIES                  AND LIABILITIES
CATEGORY                LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
----------------------------------------------------------------------------------------
Credit contracts  Unrealized
                  appreciation on
                  swap transactions    $   10,722  N/A                        N/A
----------------------------------------------------------------------------------------
Foreign exchange  Unrealized                       Unrealized
  contracts       appreciation on                  depreciation on
                  forward foreign                  forward foreign
                  currency contracts      193,054  currency contracts     $13,061
----------------------------------------------------------------------------------------
Interest rate     Net assets --
  contracts       unrealized
                  appreciation            978,585* N/A                        N/A
----------------------------------------------------------------------------------------
TOTAL                                  $1,182,361                         $13,061
----------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED AUG. 31, 2009


      AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
RISK EXPOSURE       FORWARD FOREIGN
CATEGORY          CURRENCY CONTRACTS     FUTURES      SWAPS       TOTAL
--------------------------------------------------------------------------------
Credit contracts      $       --      $         --  $216,409  $    216,409
--------------------------------------------------------------------------------
Foreign exchange
  contracts            1,738,107                --        --  $  1,738,107
--------------------------------------------------------------------------------
Interest rate
  contracts                   --       (33,595,241)       --  $(33,595,241)
--------------------------------------------------------------------------------
Total                 $1,738,107      $(33,595,241) $216,409  $(31,640,725)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
64  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


   CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                        INCOME
-------------------------------------------------------------------------------------
                            FORWARD FOREIGN
RISK EXPOSURE CATEGORY    CURRENCY CONTRACTS    FUTURES     SWAPS       TOTAL
-------------------------------------------------------------------------------------
Credit contracts               $     --       $       --  $(350,319) $ (350,319)
-------------------------------------------------------------------------------------
Foreign exchange
  contracts                     365,841               --         --  $  365,841
-------------------------------------------------------------------------------------
Interest rate contracts              --        3,169,954         --  $3,169,954
-------------------------------------------------------------------------------------
Total                          $365,841       $3,169,954  $(350,319) $3,185,476
-------------------------------------------------------------------------------------


VOLUME OF DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of forward foreign currency contracts was $79.0 million at Aug. 31, 2009. The monthly average gross notional amount for these contracts was $70.0 million for the year ended Aug. 31, 2009. The fair value of these contracts at Aug. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long futures contracts was $213.2 million at Aug. 31, 2009. The monthly average gross notional amounts for long and short contracts were $129.6 million and $422.9 million, respectively, for the year ended Aug. 31, 2009. The fair value of such contracts at Aug. 31, 2009 is set forth in the table above.

SWAPS
The gross notional amount of swap contracts was $3.9 million at Aug. 31, 2009. The monthly average gross notional amount for these contracts was $17.1 million for the year ended Aug. 31, 2009. The fair value of such contracts at Aug. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% as the Fund's net assets increase. The management fee for the year ended Aug. 31, 2009 was 0.45% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Aug. 31, 2009 was 0.06% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Aug. 31, 2009, other expenses paid to this company were $19,107.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

In connection with the acquisition of the Seligman Core Fixed Income Fund (see
Note 10), the Fund assumed the obligations of the Seligman Core Fixed Income Fund, which, together with certain other associated investment companies (together, the Guarantors), has severally, but not jointly, guaranteed the performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of the Seligman Core Fixed Income Fund, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. As of Aug. 31, 2009, the Fund's total potential future obligation over the life of the Guaranty is $27,600. The Seligman Core Fixed Income Fund expensed $15,416 related to the Guaranty

--------------------------------------------------------------------------------
66  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



prior to acquisition by the Fund. This amount is included within other accrued expenses in the Fund's Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $8,045,000 and $228,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,775,669 for Class A, $131,276 for Class B and $16,004 for Class C for the year ended Aug. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Aug. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.83%
Class B.............................................  1.59
Class C.............................................  1.58
Class I.............................................  0.47
Class R2............................................  1.21
Class R3............................................  0.91
Class R4............................................  0.77
Class R5............................................  0.52
Class W.............................................  0.92




--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $839,376
Class B..........................................   102,287
Class C..........................................    17,572


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $   10
Class R3..........................................      10
Class R4..........................................   1,140


The management fees waived/reimbursed at the Fund level were $2,316,524.

Under an agreement which was effective until Aug. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.83%
Class B.............................................  1.59
Class C.............................................  1.58
Class I.............................................  0.47
Class R2............................................  1.27
Class R3............................................  1.02
Class R4............................................  0.77
Class R5............................................  0.52
Class W.............................................  0.92


Effective Sep. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.85%
Class B.............................................  1.61
Class C.............................................  1.60
Class I.............................................  0.49
Class R2............................................  1.29
Class R3............................................  1.04
Class R4............................................  0.79
Class R5............................................  0.54
Class W.............................................  0.94


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"),

--------------------------------------------------------------------------------
68  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


    including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Aug. 31, 2009, the Fund's custodian and transfer agency fees were reduced by $8,655 as a result of earnings and bank fee credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Sept. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $17,995 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $14,561,816,029 (including $11,588,641* from Seligman Core Fixed Income Fund that was acquired in the fund merger as described in Note 10) and $14,024,847,740, respectively, for the year ended Aug. 31, 2009. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED AUG. 31,                           2009          2008
-------------------------------------------------------------------
CLASS A
Sold                                       177,639,922   71,856,624
Converted from Class B shares*              12,026,422    8,471,695
Fund merger                                  1,176,850   10,921,606
Reinvested distributions                    16,887,199   14,809,220
Redeemed                                  (115,359,046) (95,553,562)
-------------------------------------------------------------------
Net increase (decrease)                     92,371,347   10,505,583
-------------------------------------------------------------------

CLASS B
Sold                                        15,511,457   16,633,194
Fund merger                                    284,690    2,743,904
Reinvested distributions                     1,862,327    2,076,386
Converted to Class A shares*               (12,026,422)  (8,471,695)
Redeemed                                   (20,110,399) (21,310,095)
-------------------------------------------------------------------
Net increase (decrease)                    (14,478,347)  (8,328,306)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED AUG. 31,                           2009          2008
-------------------------------------------------------------------
CLASS C
Sold                                         5,598,507    4,270,266
Fund merger                                    643,818      260,158
Reinvested distributions                       276,438      156,349
Redeemed                                    (2,261,573)  (1,369,182)
-------------------------------------------------------------------
Net increase (decrease)                      4,257,190    3,317,591
-------------------------------------------------------------------

CLASS I
Sold                                        62,793,894   40,548,778
Fund merger                                         --   52,110,117
Reinvested distributions                     6,933,962    4,637,299
Redeemed                                   (53,308,213) (28,465,148)
-------------------------------------------------------------------
Net increase (decrease)                     16,419,643   68,831,046
-------------------------------------------------------------------

CLASS R2
Sold                                            26,201           --
Fund merger                                     32,051        1,027
Reinvested distributions                           109           --
-------------------------------------------------------------------
Net increase (decrease)                         58,361        1,027
-------------------------------------------------------------------

CLASS R3
Fund merger                                         --        1,027
-------------------------------------------------------------------
Net increase (decrease)                             --        1,027
-------------------------------------------------------------------

CLASS R4
Sold                                         5,947,185    6,464,647
Fund merger                                         --        2,309
Reinvested distributions                       712,141      736,110
Redeemed                                    (7,634,086)  (7,142,397)
-------------------------------------------------------------------
Net increase (decrease)                       (974,760)      60,669
-------------------------------------------------------------------

CLASS R5
Fund merger                                     60,341        1,027
-------------------------------------------------------------------
Net increase (decrease)                         60,341        1,027
-------------------------------------------------------------------

CLASS W
Sold                                        44,273,622  110,115,534
Fund merger                                         --        1,020
Reinvested distributions                     5,831,507    3,800,802
Redeemed                                   (69,416,918) (19,306,233)
-------------------------------------------------------------------
Net increase (decrease)                    (19,311,789)  94,611,123
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.


--------------------------------------------------------------------------------
70  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Aug. 31, 2009, securities valued at $466,722,174 were on loan, secured by U.S. government securities valued at $55,609,277 and by cash collateral of $418,626,283 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $1,122,505 earned from securities lending from Dec. 1, 2008 through Aug. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $1,161 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



received on loaned securities had been invested in an affiliated money market fund. Income of $4,493 earned from securities lending from Sept. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $2,377,133,517 and $1,934,972,211, respectively, for the year ended Aug. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Aug. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Aug. 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective

--------------------------------------------------------------------------------
72  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FUND MERGERS

At the close of business on Aug. 28, 2009, RiverSource Diversified Bond Fund acquired the assets and assumed the identified liabilities of Seligman Core Fixed Income Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of RiverSource Diversified Bond Fund immediately before the acquisition were $4,064,386,305 and the combined net assets immediately after the acquisition were $4,074,808,638.

The merger was accomplished by a tax-free exchange of 1,510,167 shares of Seligman Core Fixed Income Fund valued at $10,422,333.

In exchange for the Seligman Core Fixed Income Fund shares and net assets, RiverSource Diversified Bond Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  1,176,850
Class B..........................................    284,690
Class C..........................................    643,818
Class R2*........................................     32,051
Class R5*........................................     60,341


* Effective Aug. 29, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.

The components of Seligman Core Fixed Income Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                  EXCESS OF
                                                                             DISTRIBUTIONS OVER
                       TOTAL       CAPITAL     UNREALIZED   ACCUMULATED NET    NET INVESTMENT
                     NET ASSETS     STOCK     DEPRECIATION   REALIZED LOSS         INCOME
-----------------------------------------------------------------------------------------------
Seligman Core
  Fixed Income
  Fund............  $10,422,333  $12,500,877    $(451,697)    $(1,618,941)         $(7,906)


At the close of business on March 14, 2008, RiverSource Diversified Bond Fund acquired the assets and assumed the identified liabilities of RiverSource Core

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Bond Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Diversified Bond Fund immediately before the acquisition were $3,162,732,908 and the combined net assets immediately after the acquisition were $3,479,595,851.

The merger was accomplished by a tax-free exchange of 33,460,754 shares of RiverSource Core Bond Fund valued at $316,862,943.

In exchange for the RiverSource Core Bond Fund shares and net assets, RiverSource Diversified Bond Fund issued the following number of shares:

                                                    SHARES
------------------------------------------------------------
Class A.........................................  10,921,606
Class B.........................................   2,743,904
Class C.........................................     260,158
Class I.........................................  52,110,117
Class R2........................................       1,027
Class R3........................................       1,027
Class R4........................................       2,309
Class R5........................................       1,027
Class W.........................................       1,020


The components of RiverSource Core Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                     EXCESS OF
                                                                                DISTRIBUTIONS OVER
                         TOTAL        CAPITAL     UNREALIZED   ACCUMULATED NET    NET INVESTMENT
                      NET ASSETS       STOCK     DEPRECIATION   REALIZED LOSS         INCOME
--------------------------------------------------------------------------------------------------
RiverSource Core
  Bond Fund........  $316,862,943  $322,093,199   $(3,350,834)   $(1,764,611)        $(114,811)


11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses, market discount and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
74  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $1,241,736 and accumulated net realized loss has been decreased by $55,005,835 resulting in a net reclassification adjustment to decrease paid-in capital by $56,247,571.

The tax character of distributions paid for the years indicated is as follows:

                                               YEAR ENDED AUG. 31,
                     ----------------------------------------------------------------------
                                    2009                                2008
                     ----------------------------------  ----------------------------------
                                      LONG-TERM CAPITAL                   LONG-TERM CAPITAL
                     ORDINARY INCOME         GAIN        ORDINARY INCOME         GAIN
-------------------------------------------------------------------------------------------
Class A............    $90,380,371           $--           $84,539,939           $--
Class B............      9,169,639            --            10,768,502            --
Class C............      1,472,729            --               828,277            --
Class I............     31,440,870            --            22,019,428            --
Class R2...........          1,352            --                   290            --
Class R3...........            427            --                   308            --
Class R4...........      3,205,438            --             3,476,394            --
Class R5...........          1,163            --                   328            --
Class W............     26,235,706            --            18,133,130            --


At Aug. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   1,208,037
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(248,546,506)
Unrealized appreciation (depreciation)..........  $  76,557,605


For federal income tax purposes, the Fund had a capital loss carry-over of $72,303,513 at Aug. 31, 2009 that if not offset by capital gains will expire as follows:

2010              2012          2013           2014          2017
$49,658,521    $5,227,159    $3,354,885    $10,357,129    $3,705,819


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Aug. 31, 2009, the Fund had a post-October loss of $176,242,993 that is treated for income tax purposes as occurring on Sept. 1, 2009.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  75

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


For the year ended Aug. 31, 2009, $56,247,571 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Oct. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

--------------------------------------------------------------------------------
76  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal

--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  77

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
78  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DIVERSIFIED BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Diversified Bond Fund (the Fund) of the RiverSource Diversified Income Series, Inc. as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through August 31, 2006, were audited by other auditors whose report dated October 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Bond Fund of the RiverSource Diversified Income Series, Inc. at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
October 21, 2009


--------------------------------------------------------------------------------
80  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Aug. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................    100.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  81

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
82  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  83

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
84  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  85

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto).

Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability

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86  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved. Further, the Board noted that appropriate measures have been taken to remove and add certain portfolio managers.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  87

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
88  RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2009 ANNUAL REPORT  89

RIVERSOURCE DIVERSIFIED BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                            S-6495 AD (10/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Diversified Income Series, Inc. were as follows:

                          2009 - $26,431   2008 - $26,125

(b) Audit-Related Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Diversified Income Series, Inc. were as follows:

                             2009 - $375   2008 - $375

(c) Tax Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Diversified Income Series, Inc. were as follows:

                           2009 - $4,257   2008 - $3,498

(d) All Other Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Diversified Income Series, Inc. were as follows:

                               2009 - $0   2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $827,118   2008 - $617,073

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6.   Investments.

(a) The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

          Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Diversified Income Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date November 4, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal
   Financial Officer

Date November 4, 2009